UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OptiNose, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF 2024 ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

______________________________________________________________________________________________________

Meeting Date
June 6, 2024
______________________________________________________________________________________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 6, 2024:

This Notice of Annual Meeting and Proxy Statement, the accompanying form of proxy card, and our Annual Report for the year ended December 31, 2023 are first being made available to stockholders electronically via the Internet on or about April 26, 2024, in connection with the solicitation of proxies on behalf of our Board of Directors for use at our 2024 Annual Meeting of Stockholders, to be held on June 6, 2024 at 8:30 a.m., Eastern Time (the Annual Meeting). These materials are available to holders of record of our common stock at www.proxyvote.com, where you will be asked to enter your sixteen digit control number provided in the Notice of Internet Availability of Proxy Materials in order to access such materials, and our website, www.optinose.com.

Whether or not your plan to attend the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials so that your shares may be voted at the Annual Meeting. If you attend the Annual Meeting, you may revoke your previously-submitted proxy and vote during the Annual Meeting.

________________________
In this Proxy Statement, the words “Optinose,” “the Company,” “we,” “our,” “us” and similar terms refer to OptiNose, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

OPTINOSE®, XHANCE® and the Optinose logo are trademarks of ours in the United States. Other trademarks, trade names and service marks appearing in this Proxy Statement are the property of their respective owners.

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(267) 364-3500

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

The 2024 Annual Meeting of Stockholders (Annual Meeting) of OptiNose, Inc. (Company, we, us, and our) will be held on Thursday, June 6, 2024 at 8:30 a.m., Eastern Time, at the offices of OptiNose, Inc., 777 Township Line Road, Suite 300, Yardley, PA 19067, for the following purposes:

1.To elect Ramy A. Mahmoud, Tomas J. Heyman and Kyle Dempsey to our Board of Directors, each to serve until our 2027 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified.
2.To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the accompanying Proxy Statement.
3.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024
4.To transact any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof.
Our Board of Directors has fixed the close of business on April 9, 2024 as the record date (Record Date) for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the Annual Meeting.

We are using the “Notice and Access” method of providing proxy materials to you via the Internet. We are mailing to you a Notice of Internet Availability of Proxy Materials instead of paper copies of this Notice of 2024 Annual Meeting of Stockholders and Proxy Statement (this Notice and Proxy Statement) and our Annual Report on Form 10-K for the year ended December 31, 2023 (Annual Report). Notice and Access provides a convenient way for you to access our proxy materials. The Notice of Internet Availability of Proxy Materials includes instructions on how to access this Notice and Proxy Statement and our Annual Report and how to vote your shares. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials and our Annual Report, if you prefer.

Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible so that your shares may be voted at the Annual Meeting. For specific instructions on how to vote your shares, please refer to the "Questions and Answers About the Proxy Materials, Voting and the Annual Meeting" section of this Proxy Statement.

By Order of the Board of Directors,

Ramy A. Mahmoud, M.D., M.P.H.
Chief Executive Officer and member of the Board of Directors	April 26, 2024

Optinose - Notice of 2024 Annual Meeting of Stockholders

2024 PROXY STATEMENT SUMMARY

Set forth below are highlights of important information you will find in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
ANNUAL MEETING OF STOCKHOLDERS

Time and Date	Record Date	Place	Number of Common Shares Eligible to Vote as of the Record Date
8:30 a.m. (Eastern Time) on June 6, 2024	April 9, 2024	777 Township Line Road, Suite 300, Yardley, PA 19067	113,038,726

VOTING MATTERS

Board Recommendation
Proposal No. 1:	To elect Ramy A. Mahmoud, Tomas J. Heyman and Kyle Dempsey to our Board of Directors, each to serve until our 2027 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified.	FOR ALL
Proposal No. 2:	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the accompanying Proxy Statement.	FOR
Proposal No. 3:	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR
OUR DIRECTOR NOMINEES
You are being asked to elect Ramy A. Mahmoud, Tomas J. Heyman and Kyle Dempsey, each of whom currently serves on our Board of Directors. Our directors are divided into three classes, Class I directors, Class II directors and Class III directors, serving staggered three-year terms. Directors are elected by a plurality of votes cast. Detailed information about the background and areas of expertise of each director and director nominee can be found in the "Executive Officers and Directors - Directors" section of this Proxy Statement.

				Committee Membership
Name	Age	Director Since	Principal Occupation	AC	CC	NCG

Ramy A Mahmoud	59	2023	CEO of OptiNose, Inc.
Tomas J. Heyman	68	2020	Retired President Corporate Venture Capital Group of Johnson & Johnson		«	«
Kyle Dempsey	35	2021	Partner - MVM Partners LLP		«
AC = Audit Committee; CC = Compensation Committee; NCG = Nominating and Corporate Governance Committee

Optinose - 2024 Proxy Statement | 1

CORPORATE GOVERNANCE SUMMARY FACTS
The following table summarizes our current Board structure and key elements of our corporate governance framework:

Size of Board (set by the Board)	8
Number of Independent Directors	7
Independent Chairman of the Board	Yes
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Term of Directors	Staggered / 3yr
Poison Pill	No
Diversity of Board Background, Experience and Skills	Yes
Frequency of "Say-on-Pay" Vote	Annual

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QUESTIONS AND ANSWERS
ABOUT
THE PROXY MATERIALS, VOTING AND THE ANNUAL MEETING

Proxy Materials

Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?

We are distributing our proxy materials to stockholders via the Internet under the “Notice and Access” approach permitted by rules of the U.S. Securities and Exchange Commission (SEC). This approach provides a timely and convenient method of accessing the materials and voting. On or about April 26, 2024, we will begin mailing a “Notice of Internet Availability of Proxy Materials” to stockholders, which will include instructions on how to access our Notice of 2024 Annual Meeting of Stockholders, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 and how to vote your shares. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials and our Annual Report, if you prefer.

What is the purpose of the proxy materials?

Our Board of Directors is soliciting your proxy to vote at our 2024 Annual Meeting of Stockholders (Annual Meeting), which will take place on Thursday, June 6, 2024 at 8:30 a.m., Eastern Time, at the offices of OptiNose, Inc., 777 Township Line Road, Suite 300, Yardley, PA 19067. You received a Notice of Internet Availability of Proxy Materials because you owned shares of Optinose common stock at the close of business on April 9, 2024 (Record Date), and that entitles you to vote at the Annual Meeting. The proxy materials describe the matters on which our Board of Directors would like you to vote and contain information that we are required to provide to you under the rules of the SEC when we solicit your proxy. As many of our stockholders may be unable to attend the Annual Meeting, proxies are solicited to give each stockholder an opportunity to vote on all matters that will properly come before the Annual Meeting. References in this Proxy Statement to the Annual Meeting include any adjournments or postponements of the Annual Meeting.

What is included in the proxy materials?

The proxy materials include:

•the Notice of 2024 Annual Meeting of Stockholders and this Proxy Statement (Proxy Statement);
•our 2023 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2023 (Annual Report); and
•a proxy or voting instruction card that accompanies these materials.

What information is contained in this Proxy Statement and our Annual Report?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, beneficial owners of our common stock, corporate governance matters, the compensation of our directors and certain of our executive officers and other required information. Our Annual Report contains information about our business, our audited financial statements and other important information that we are required to disclose under the rules of the SEC.

How can I access the proxy materials over the Internet?

The Notice of Internet Availability of Proxy Materials contains instructions on how to:

•view the proxy materials for the Annual Meeting on the Internet and vote your shares; and

•instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available at www.proxyvote.com.

Choosing to receive your future proxy materials or “Notice and Access” notification by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year
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with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

Voting Information

What items of business will be voted on at the Annual Meeting and how does the Board recommend that I vote on each item?

The items of business scheduled to be voted on at the Annual Meeting and the Board's recommendation for voting on each item is set forth below:

Board Recommendation
Proposal No. 1:	To elect Ramy A. Mahmoud, Tomas J. Heyman and Kyle Dempsey to our Board of Directors, each to serve until our 2027 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified.	FOR ALL

Proposal No. 2:	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the accompanying Proxy Statement.	FOR

Proposal No. 3:	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR

See the "Proposals" section of this Proxy Statement for information on these proposals.

What happens if additional matters are presented at the Annual Meeting?

Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Dr. Ramy Mahmoud and Robert Duffield, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting or any adjournments or postponements thereof. If, for any reason, any of the director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

How many votes do I have?

There were 113,038,726 shares of common stock issued and outstanding as of the close of business on the Record Date. Each share of our common stock that you owned as of the Record Date entitles you to one vote on each matter presented at the Annual Meeting. Cumulative voting for directors is not permitted.

What is the difference between holding shares as a "stockholder of record" as compared to as a "beneficial owner"?

Most of our stockholders hold their shares as a beneficial owner through a broker, bank, trust or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy over the Internet, by telephone or by mail (if you properly request a paper copy of these proxy materials) by following the instructions contained in the Notice of Internet Availability of Proxy Materials or on the proxy card that accompanied your proxy materials. See “How can I vote my shares without attending the Annual Meeting?” below.

•Beneficial Owner: If your shares are held through a broker, bank, trust or other nominee, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and certain proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote your
Optinose - 2024 Proxy Statement | 4

shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy over the Internet, by telephone or by mail (if you properly request a paper copy of these proxy materials) by following the instructions in the Notice of Internet Availability of Proxy Materials or on the voting instruction card provided to you by your broker, bank, trustee, or other nominee. See “How can I vote my shares without attending the Annual Meeting?” below.

How can I vote my shares in person at the Annual Meeting?

If you hold your shares in your name as the stockholder of record, you may vote in person at the Annual Meeting. If you are the beneficial owner of shares held in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or as the beneficial owner of shares held in street name, you may direct how your shares are voted without attending the Annual Meeting.

•Stockholder of Record: If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet, by telephone or by mail (if you properly request a paper copy of these proxy materials) by following the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card that accompanied your proxy materials.

•Beneficial Owner: If you are the beneficial owner of shares held in street name, you may also vote by proxy over the Internet, by telephone or by mail (if you properly request a paper copy of these proxy materials) by following the instructions in the Notice of Internet Availability of Proxy Materials or on the voting instruction card provided to you by your broker, bank, trustee, or other nominee.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•granting a new proxy bearing a later date by following the instructions provided in the Notice of Internet Availability of Proxy Materials or proxy card that accompanied your proxy materials;

•providing a written notice of revocation to our Corporate Secretary at 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067, which notice must be received by our Corporate Secretary before the Annual Meeting; or

•attending the Annual Meeting and voting in person.

If you are the beneficial owner of shares held in street name, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•submitting new voting instructions to your broker, bank, other trustee, or nominee by following the instructions provided in the voting instruction card provided to you by your broker, bank, trustee, or other nominee; or

•if you have obtained a valid legal proxy from your broker, bank, trustee, or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person using the valid legal proxy.

Note that for both stockholders of record and beneficial owners, attendance at the Annual Meeting will not cause your previously granted proxy or voting instructions to be revoked unless you specifically so request or vote in person at the Annual Meeting.

Optinose - 2024 Proxy Statement | 5

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

What is a "broker non-vote"?

If you are a beneficial owner of shares held by a broker, bank, trust or other nominee and you do not provide your broker, bank trust or other nominee with voting instructions, your shares may constitute “broker non-votes”. Broker non-votes occur on a matter when the broker, bank, trust or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters.

Proposal No. 1 and Proposal No. 2 are considered "non-routine" matters, while Proposal No. 3 is considered a "routine" matter. Therefore, if you are a beneficial owner of shares held in street name and do not provide voting instructions, your shares will not be voted on Proposal No. 1 or Proposal No. 2 and a broker non-vote will occur on these matters. Because Proposal No. 3 is considered a "routine" matter, a broker, bank, trustee or other nominee will be permitted to exercise its discretion on this proposal, which means there will be no broker non-votes on Proposal No. 3.

How many shares must be present or represented to conduct business at the Annual Meeting?

A "quorum" is necessary to conduct business at the Annual Meeting. A quorum is established if the holders of a majority of all shares issued and outstanding and entitled to vote at the Annual Meeting are present at the Annual Meeting, either in person or represented by proxy. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What are the voting requirements to approve the proposals discussed in this Proxy Statement?

•Proposal No. 1: Election of Directors.  Votes may be cast: FOR ALL nominees, WITHHOLD ALL nominees or FOR ALL EXCEPT those nominees noted by you on the appropriate portion of your proxy or voting instructions. A plurality of the votes cast by the holders of record of common stock entitled to vote in the election of directors is required to elect director nominees, and as such, the three nominees who receive the greatest number of votes cast by stockholders entitled to vote on the matter will be elected. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

•Proposal No. 2: Advisory Vote on Executive Compensation. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this proposal requires the affirmative vote of the holders of shares having a majority of the votes cast by the holders of all of the shares of stock present or represented by proxy at the Annual Meeting and voting on the proposal (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Broker non-votes and abstentions with respect to this proposal will have no effect on the outcome of this proposal.

•Proposal No. 3: Ratification of the Appointment of Independent Registered Public Accounting Firm. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this proposal requires the affirmative vote of the holders of shares having a majority of the votes cast by the holders of all of the shares of stock present or represented by proxy at the Annual Meeting and voting on the proposal (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on the ratification of independent registered public accounting firms under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have no effect on the outcome of this proposal.

Who will bear the cost of soliciting votes for the Annual Meeting, and how will proxies be solicited?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing the Notice of Internet Availability of Proxy Materials and these proxy materials, as well as for soliciting votes. Our directors, officers and employees may solicit proxies or votes in person, by telephone or by electronic communication. We will not pay our directors, officers or employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to
Optinose - 2024 Proxy Statement | 6

forward the applicable proxy materials to their principals and to obtain authority to execute proxies and will reimburse them for certain costs in connection with such activities.

Who will count the votes?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and disclose the final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days of the Annual Meeting.

Attending the Annual Meeting

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were an Optinose stockholder as of the Record Date (April 9, 2024), or you hold a valid legal proxy from a stockholder of record for attending or voting at the Annual Meeting. You must present valid government-issued photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 9, 2024, or a copy of the voting instruction card provided by your broker, bank, trustee, or other nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

Please let us know if you plan to attend the Annual Meeting by indicating your plans when prompted if you vote by Internet or telephone or, if you vote by mail, by marking the appropriate box on your proxy or voting instruction card.

The Annual Meeting will begin promptly at 8:30 a.m., Eastern Time. Check-in will begin at 8:00 a.m., Eastern Time, and you should allow ample time for the check-in procedures. The Annual Meeting will be held at the offices of OptiNose, Inc. at 777 Township Line Road, Suite 300, Yardley, PA 19067.

PROPOSALS

Proposal 1: Election of Directors

General

Our Fourth Amended and Restated Certificate of Incorporation, as amended (Certificate of Incorporation), provides that our directors be divided into three classes, Class I directors, Class II directors and Class III directors, serving staggered three-year terms. Currently, our Board is composed of eight (8) directors. The terms of our three (3) Class I directors will expire at the Annual Meeting and our stockholders are being asked at the Annual Meeting to re-elect Messrs. Mahmoud, Tomas and Dempsey as Class I directors, as discussed in more detail below.

Our Board of Directors has nominated, upon the recommendation of our Nominating and Corporate Governance Committee, Ramy A. Mahmoud, Tomas J. Heyman and Kyle Dempsey for re-election as Class I directors at the Annual Meeting, each to serve a three-year term expiring at our 2027 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified, or until such person's earlier death, resignation, removal or retirement. Messrs. Mahmoud, Tomas and Dempsey are currently serving as Class I directors. We expect each nominee will be able to serve if elected. If any nominee is unable to serve, proxies will be voted in favor of the remainder of those nominees and for such substitute nominee as may be selected by our Board of Directors.

Optinose - 2024 Proxy Statement | 7

Biographical information and the attributes, skills and experience of each nominee that led our Nominating and Corporate Governance Committee and Board of Directors to determine that each such nominee should serve as a director are discussed in the "Executive Officers and Directors" section of this Proxy Statement.

Vote Required and Recommendation of our Board

The three director nominees receiving the highest number of FOR votes will be elected to our Board of Directors, each to serve until our 2027 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified, or until such person's earlier death, resignation, removal or retirement. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

Our Board of Directors recommends that stockholders vote FOR ALL on Proposal No. 1 to elect Ramy A. Mahmoud, Tomas J. Heyman and Kyle Dempsey.

Proposal 2: Advisory Vote on Executive Compensation

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation as disclosed in this Proxy Statement. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or the Company. Nevertheless, our Board and Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. Section 14A of the Exchange Act also requires that stockholders have the opportunity, at least once every six years, to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two, or three years. At our 2023 Annual Meeting of Stockholders, our stockholders indicated their preference for an advisory vote on the compensation of our named executive officers to be held annually, which annual frequency was also the recommendation of our Board. Our Board subsequently determined that we will hold an advisory vote on the compensation of our named executive officers on an annual basis until the next required vote on the frequency of such advisory votes, or until our Board otherwise determines that a different frequency for such votes is in the best interests of our stockholders.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders. Our Compensation Committee, with the advice and assistance of its independent compensation consultant, Pearl Meyer & Partners, LLC, continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this Proxy Statement, which describe the 2023 compensation of our named executive officers.

We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.

Vote Required and Recommendation of Our Board

Approval of this proposal requires the affirmative vote of the holders of shares having a majority of the votes cast by the holders of all the shares of stock present or represented by proxy at the Annual Meeting and voting on the proposal (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Broker non-votes and abstentions with respect to this proposal will have no effect on the outcome of this proposal.

Our Board recommends that stockholders vote FOR to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

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Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP (EY) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2024. Although stockholder ratification of the appointment of EY is not required by our Amended and Restated Bylaws (Bylaws) or otherwise, our Board of Directors believes that it is desirable to give our stockholders the opportunity to ratify this appointment as a matter of good corporate governance. If this proposal is not approved at the Annual Meeting, our Audit Committee will reconsider, but may or may not change, its appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Even if the selection is ratified, our Audit Committee may, at its discretion, direct the selection of a different independent registered public accounting firm during the year if the Audit Committee determines such a change is desirable. Representatives of EY are expected to be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Vote Required and Recommendation of Our Board

The approval of this Proposal No. 3 requires the affirmative vote of the holders of shares having a majority of the votes cast by the holders of all of the shares of stock present or represented by proxy and voting on the proposal at the Annual Meeting (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Broker non-votes will not occur in connection with this proposal. Abstentions will have no effect on the outcome of this proposal.

Our Board recommends that stockholders vote FOR to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Other Proposed Action

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote on such matters in accordance with the recommendation of our Board of Directors.

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EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names and ages of all of our executive officers and directors as of April 9, 2024.

Name	Title	Age
Executive Officers
Ramy A. Mahmoud, M.D., M.P.H.	Chief Executive Officer and Director	59
Anthony J. Krick	Vice President, Finance and Chief Accounting Officer	43
Michael F. Marino	Chief Legal Officer and Corporate Secretary	48
Paul Spence	Chief Commercial Officer	55

Directors
R. John Fletcher	Chairman of our Board of Directors	78
Eric Bednarski	Director	52
Kyle Dempsey	Director	35
Wilhelmus Groenhuysen	Director	66
Sandra L. Helton	Director	74
Tomas J. Heyman	Director	68
Ramy A. Mahmoud, M.D., M.P.H.	Chief Executive Officer and Director	59
Catherine Owen	Director	53

Executive Officers

Biographical information regarding our executive officers as of April 9, 2024 is set forth below. Our executive officers are appointed by, and serve at the pleasure of, our Board of Directors.
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Ramy A. Mahmoud, M.D., M.P.H.	Dr. Mahmoud has served as our Chief Executive Officer and as a member of our Board of Directors since January 2023. Prior to being appointed Chief Executive Officer, Dr. Mahmoud served as our President and Chief Operating Officer since 2010. Prior to joining us, Dr. Mahmoud spent 14 years at Johnson & Johnson, where he most recently served as Chief Medical Officer and a member of the Global Management Board of the Ethicon group of companies. During his tenure at Johnson & Johnson, he also held senior roles in the pharmaceutical sector. Dr. Mahmoud served for 10 years on active duty in the U.S. Army and an additional 10 years in the Army Reserves, achieving the rank of Lieutenant Colonel. During his military service, Dr. Mahmoud held various patient care, research, and academic positions, culminating in his position as the head of the Department of Epidemiology at the Walter Reed Army Institute of Research. He has published more than 80 peer-reviewed papers and textbook chapters, and has served as a scientific reviewer for a number of journals and textbooks. Dr. Mahmoud earned a Master of Healthcare Management and Policy degree from the Harvard School of Public Health and an M.D. from the University of Miami. He has earned board certification in both Public Health/Preventive Medicine and in Internal Medicine.
Chief Executive Officer since January 2023

Anthony J. Krick
Mr. Krick has served as our VP, Finance and Chief Accounting Officer since June 2022. He joined Optinose in November 2021 as our VP, Controller. Prior to joining Optinose, Mr. Krick served as the Corporate Controller of Verrica Pharmaceuticals Inc., a publicly-traded medical dermatology company, from February 2020 to November 2021. Prior to joining Verrica, Mr. Krick served as Executive Director, Financial Planning & Analysis at Strongbridge Biopharma, plc, a pubicly-traded commercial rare disease company, from May 2017 to Feburary 2020. Earlier in his career, Mr. Krick held a number of positions of increasing responsibility at GlaxoSmithKline, Endo Pharmaceuticals and Ernst & Young, LLP. Mr. Krick earned a Bachelor of Science in accounting from Albright College and is a Certified Public Accountant (voluntary inactive status).

Chief Accounting Officer since June 2022

Michael F. Marino	Mr. Marino has served as our Chief Legal Officer and Corporate Secretary since January 2017. Prior to joining Optinose, Mr. Marino served as Senior Vice President, General Counsel and Corporate Secretary of Fibrocell Science, Inc., a publicly-traded cell and gene therapy company, from 2015 to 2017, and as Senior Vice President, General Counsel and Corporate Secretary of NuPathe Inc., a publicly-traded specialty pharmaceutical company from 2010 until the sale of NuPathe to Teva Pharmaceutical Industries Ltd. in 2014. From 2001 to 2010, Mr. Marino was an attorney at the law firms of Morgan, Lewis & Bockius LLP and WilmerHale LLP where his practice focused on mergers and acquisitions, financing transactions, collaborations, corporate governance, securities and other general corporate matters. Mr. Marino earned a B.S. in Accountancy from Villanova University and a J.D. from Boston College Law School.
Chief Legal Officer and Corporate Secretary since January 2017

Paul Spence Chief Commercial Officer since December 2022
Mr. Spence has served as our Chief Commercial Officer since December 2022. Prior to joining Optinose, Mr. Spence was most recently the Senior Vice President and U.S. Pharma Chief Commercial Officer at Nestlé Health Sciences where he led the Aimmune Gastrointestinal and Food Allergy businesses from 2020 to 2022 and prior to that, VP U.S. Commercial at Nestlé Health Sciences from 2016 to 2019. Prior to joining Nestlé Health Sciences, he had commercial roles of increasing responsibility at Boehringer-Ingelheim Pharmaceuticals, Sanofi-Aventis, and Bristol-Myers Squibb. Mr. Spence earned a Bachelor of Science in Finance and Accounting from Penn State University and an MBA from Villanova University.

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Directors

Biographical information as of April 9, 2024 and the attributes, skills and experience of each director that led our Nominating and Corporate Governance Committee and our Board of Directors to determine that such individual should serve as a director are discussed below.

R. John Fletcher	Mr. Fletcher has served as a director of our company since April 2022. In 1983, Mr. Fletcher founded Fletcher Spaght, Inc., a consulting firm that provides growth-focused strategy assistance to healthcare companies, and since its founding has served as its Chief Executive Officer. Since 2001, Mr. Fletcher has also served as the Managing Partner of Fletcher Spaght Ventures, a venture capital fund. Mr. Fletcher’s current and past board experience includes both public and private companies. Mr. Fletcher currently serves as the board chairman of Repro Med Systems, Inc. (d/b/a KORU Medical Systems) (NASDAQ: KRMD), a proprietary portable and innovative medical devices manufacturing company. Mr. Fletcher also serves as the board chairman of Clearpoint Neuro, Inc. (NASDAQ: CLPT), a global therapy-enabling platform company, and privately-held Metabolon, Inc. a health technology company. Mr. Fletcher previously served on the boards of Vyant Bio, Inc., a drug discovery and preclinical oncology and immune-ology company, Spectranetics Corporation, a medical device company, Autoimmune, Inc., a biotechnology technology company, Axcelis Technologies, Inc., a semiconductor chip company, Fischer Imaging Corp., an advanced imaging company, Panacos Pharmaceuticals Inc., a biotechnology company focused on therapeutic solutions for infectious disease, and NMT Medical Inc., an implant technology company, all of which are or were public companies, and on the boards of GlycoFi, Inc. and Quick Study Radiology Inc., both of which are or were private companies. In addition, Mr. Fletcher has served on the boards of many academic and non-profit institutions. Mr. Fletcher worked on the $2 billion acquisition of Spectranetics by Koninklijke Philips N.V. (Royal Philips) and the $400 million acquisition of GlycoFi by Merck & Co., Inc., and received the National Association of Corporate Directors (NACD) Director of the Year Award in 2018 specifically due to his work with the turnarounds of Spectranetics and Axcelis. He is Chairman Emeritus of the Corporate Collaboration Council at the Thayer School of Engineering/Tuck School of Business at Dartmouth College and serves on the Board of Advisors of Beth Israel Deaconess Medical Center and the Whitehead Institute at MIT. Mr. Fletcher is a graduate of Southern Illinois University (MBA), Central Michigan University (Master’s Degree in International Finance), and George Washington University (BBA in Marketing) and was an instructor in International Business and was a PhD candidate at the Wharton School of Business. He also served as a Captain and jet pilot instructor in the United States Air Force.
Director since April 2022

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believe that Mr. Fletcher's wealth of experience in healthcare, his strategic insight and leadership qualify him to serve on our Board of Directors.

Eric Bednarski, Ph.D.
Dr. Bednarski has served as a director of our company since December 2021. Dr. Bednarski has served as a partner at MVM Partners LLP (MVM), a healthcare growth equity firm, since 2008. Before joining MVM, Dr. Bednarski was a Partner at Advent Healthcare Ventures and a Principal at Advent International Corporation. Prior to Advent, he was a Director in the Corporate Finance Group of Silicon Valley Bank. Dr. Bednarski currently serves on the Board of Directors of MDxHealth SA (NASDAQ: MDXH) a commercial stage precision diagnostics company, Neurolens, Inc., a developer of prescription lenses, and Vero Biotech, Inc., a biotechnology company focused on cardiopulmonary conditions. Dr. Bednarski has a B.S. in Neural Science from Brown University and a Ph.D. in Biological Science from the University of California, Irvine.

Director since December 2021

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believe that Dr. Bednarski's financial acumen and substantial industry experience qualifies him to serve on our Board of Directors.

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Kyle Dempsey, M.D.
Dr. Dempsey has served as a director of our company since December 2021. Dr. Dempsey has served as a partner at MVM Partners LLP (MVM), a healthcare growth equity firm, since 2018. Before joining MVM, Dr. Dempsey was a consultant at Bain & Company from 2016 to 2017, working mainly in the healthcare practice to support medical device and healthcare provider clients with commercialization and business development projects. Dr. Dempsey is a member of the board of directors and audit committee of HLS Therapeutics Inc. (TSX: HLS), a pharmaceutical company focusing on central nervous system and cardiovascular markets. He received his M.D. from Harvard Medical School and his M.B.A. from Harvard Business School. He also holds a B.A. in biochemistry from Bowdoin College.

Director since December 2021

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believe that Dr. Dempsey's financial acumen and substantial industry experience qualifies him to serve on our Board of Directors.

Wilhelmus Groenhuysen	Mr. Groenhuysen has served as a director of our company since October 2017. Mr. Groenhuysen served as Chief Financial Officer of NovoCure Limited (NovoCure) from 2012 until August 31, 2020, and has served as NovoCure's Chief Operating Officer since September 1, 2020. At NovoCure, Mr. Groenhuysen has global responsibility for supply chain, patient experience, information technology, quality, business development and strategy. From 2007 to 2011, Mr. Groenhuysen worked for Cephalon, Inc., a U.S. biopharmaceutical company, last serving as Executive Vice President and Chief Financial Officer, where he had responsibility for worldwide finance, commercial operations and risk management. Prior to joining Cephalon in 2007, Mr. Groenhuysen spent twenty years with Philips Electronics serving various assignments in Europe, Asia and the United States, the latest of which started in 2002 when he was promoted to Chief Financial Officer and Senior Vice President of Philips Electronics North America Corporation. Mr. Groenhuysen holds a Master's Degree in Business Economics from VU University Amsterdam and graduated as a Registered Public Controller at VU University Amsterdam.
Director since October 2017

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believe that Mr. Groenhuysen's experience as a public company chief operating officer and chief financial officer, his financial acumen and substantial industry experience qualifies him to serve on our Board of Directors.

Sandra L. Helton	Ms. Helton has served as a director of our company since February 2018. Through May 2022 Ms. Helton served on the Board of Directors of Principal Financial Group (Principal), a global diversified financial institution, where she chaired the Audit Committee and served on Principal’s Executive Committee and Finance Committee, which she previously chaired. Prior to the company going private in October 2022, Ms. Helton also served on the Board of Directors of Covetrus, a worldwide animal health business and chaired their Audit Committee and served on their Nominating and Governance Committee. Prior to the acquisition of Lexmark International Inc. in November 2016, she served on their Board of Directors and Finance and Audit Committee. Ms. Helton also served on the board of Covance Inc., a leading global drug development services company, prior to LabCorp acquiring the company in 2015. She chaired the Finance and Audit Committee and served on the Nominating and Governance Committee of Covance. Ms. Helton was Executive Vice President and Chief Financial Officer, and member of the Board of Directors, of Telephone and Data Systems, Inc. (TDS) from 1998 through 2006. Her responsibilities included strategic planning, finance and information systems, among other functions. Ms. Helton also served on the Boards of United States Cellular Corporation and Aerial Corporation, TDS’s publicly traded subsidiaries. Before TDS, Ms. Helton was Vice President, Corporate Controller of Compaq Computer Corporation. Prior to Compaq, Ms. Helton held over a dozen increasingly responsible positions during her 26-year tenure with Corning Incorporated. Ms. Helton serves on the Board of Northwestern Memorial Foundation. She previously served on the Board of Northwestern Memorial Health Care, a nationally recognized academic medical center, where she chaired the Audit Committee and was a member of the Executive, Finance and Investment Committees. Ms. Helton holds an S.M. in Finance from Massachusetts Institute of Technology’s Sloan School of Management and graduated with a B.S. in Mathematics from the University of Kentucky.
Director since February 2018

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Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believe that Ms. Helton’s global executive level experience in a variety of industries, along with her financial and accounting acumen, qualifies her to serve on our Board of Directors and as chair of our Audit Committee.

Tomas J. Heyman
Mr. Heyman has served as a director of our company since December 2020. Mr. Heyman held a diverse range of leadership roles across legal, R&D, business development, general corporate management, and equity investments during his thirty-seven-year career with Johnson & Johnson. Most recently, from 2015 to 2019, Mr. Heyman served as president of JJDC, the venture capital group within Johnson & Johnson, where he managed approximately $1.5 billion of capital and oversaw investments in more than 120 companies. Prior to leading JJDC, Mr. Heyman led business development for Johnson & Johnson’s pharmaceutical group, Janssen, for twenty-three years. Mr. Heyman currently serves on the Board of Directors for Akero Therapeutics, Inc., a cardio-metabolic biotechnology company, where he chairs Akero’s Corporate Governance and Nominating Committee and is a member of Akero’s Audit Committee (NASDAQ: AKRO), the Board of Directors of Invivyd, Inc., a biopharmaceutical company focused on the discovery, development and commercialization of antibody-based therapies, where he chairs Invivyd’s Compensation Committee and is a member of its Audit Committee (although Mr. Heyman has informed Invivyd that he will not be standing for re-election to Invivyd's board of directors upon conclusion of his term which ends in May 2024) (NASDAQ: IVVD), the Board of Directors of Legend Biotech, a biotechnology company developing, manufacturing and commercializing novel therapies to treat life-threatening diseases (NASDAQ: LEGN), the Board of Directors of Xilio Therapeutics, a biotechnology company developing tumor-activated immuno-oncology therapies, where he chairs Xilio’s Corporate Governance and Nominating Committee and is a member of its Audit Committee (although Mr. Heyman has informed Xilio that he will be resigning from Xilio's board of directors at the company's annual meeting of stockholders in June 2024) (NASDAQ : XLO ), and the Board of Directors of Exelixis, a genomics-based drug discovery company, where he is a member of Exelixis’ Corporate Governance and Nominating Committee and its Risk Committee (NASDAQ :EXEL). Mr. Heyman graduated as Master of Law from the K.U. Leuven in Belgium. He continued with post-graduate studies in International Law in Geneva, Switzerland, and post-graduate studies in business management at the University of Antwerp in Belgium.

Director since December 2020

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believe that Mr. Heyman's diverse leadership experience within the pharmaceutical industry qualifies him to serve on our Board of Directors.

Ramy A. Mahmoud, M.D., M.P.H.	See biography under "Executive Officers and Directors - Executive Officers" above.
Director since January 2023

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believe that Dr. Mahmoud's substantial industry and medical experience and his perspective and history as our former President, Chief Operating Officer, and as our current Chief Executive Officer qualifies him to serve on our Board of Directors.

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Catherine E. Owen	Ms. Owen has served as a director of our company since July 2020. She is a seasoned pharmaceutical leader with extensive commercial leadership in the US, Europe and Japan. Most recently serving as Senior Vice President, US Commercial at Bristol Myers Squibb (BMS), she commanded a $20 billion commercial P&L, overseeing more than 12 promoted products in Oncology, Immunology, and Cardiovascular business units, leading over 3000 employees and responsible for major product launches in her last 2 years. Prior to her role in US Commercial leadership from 2022 to 2024, Ms. Owen served as Senior Vice President, Major Markets at BMS since joining in September 2019, where she led commercial business operations across 19 countries including significant markets such as Japan, Europe, and Canada, spearheading the country businesses merging between Celgene and BMS while leading multiple new product launches in oncology, hematology, immunology and beyond. Ms. Owen joined BMS in 2019 from Johnson & Johnson, where she served most recently as President of Janssen Immunology North America from 2018 to 2019, which launched new products in Crohn’s disease and psoriasis and led the development of J&J’s biosimilars strategy. Prior to leading Immunology, Ms. Owen was the President of the Infectious Diseases business in the US from 2016 to 2018, responsible for the HIV, RSV, Flu, and Hepatitis B pipeline. Prior to that Ms. Owen worked in various functions and businesses at J&J and led the launches of multiple products in both Europe and the US. Ms. Owen began her career in the pharmaceutical industry in 1992 at AstraZeneca in London as a production support pharmacist. Ms. Owen serves on the board of directors of Agios Pharmaceuticals, Inc., a company focused on cellular metabolism and PK activation therapies for rare diseases (NASDAQ: AGIO). Ms. Owen earned her Bachelor of Science degree in pharmacy from the University of Manchester and completed her registered pharmacy degree and was a member of the Royal Pharmaceutical Society, MRPhs and is a Member of the Chartered Institute of Marketing. Ms. Owen was recently honored by Healthcare Businesswomen’s Association (HBA) Luminary in 2019 and inducted into the 2022 M&MM Hall of Femme.
Director since July 2020

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believe that Ms. Owen's extensive commercial operations experience in the pharmaceutical industry qualifies her to serve on our Board of Directors.

Arrangements Relating to Election or Nomination of Directors
We committed to appoint two representatives from MVM Partners, LLP (MVM) to our Board of Directors based upon the level of MVM's participation in our underwritten public offering in November 2021. Messrs. Bednarski and Dempsey were the two MVM representatives appointed to our Board.
Mr. Fletcher was nominated by M. Kingdon Offshore Master Fund L.P., Velan Capital Partners LP and certain other affiliated investors and was appointed to our Board in connection with a Cooperation Agreement that we entered into with such investors.

Other than the initial appointments of Messrs. Bednarski, Dempsey and Fletcher pursuant to the foregoing commitments, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director, and there are no such arrangements or understandings pursuant to which any person is presently being nominated as a director.
No Family Relationships
There are no family relationships between any of our executive officers and directors.
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STOCK OWNERSHIP

Stock Ownership of Directors, Officers and Principal Stockholders

The following table sets forth information known to us concerning the beneficial ownership of our common stock as of April 9, 2024 (unless otherwise indicated by footnote below) for:
•each of our named executive officers;
•each of our directors;
•all of our current directors and executive officers as a group; and
•each person, or group of affiliated persons, known by us to own beneficially more than 5% of our common stock.
Beneficial ownership is determined in accordance with the rules of the SEC as indicated in the footnotes to the table below.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)	Percent of Class (2)
Named Executive Officers and Directors (21) :
Ramy A. Mahmoud, M.D., M.P.H.(3)	1,201,005	1.1%
Michael F. Marino (4)	760,797	*
Paul Spence (5)	177,083	*
Peter K. Miller (6)	957,797	*
R. John Fletcher (7)	97,944	*
Wilhelmus Groenhuysen (8)	172,135	*
Sandra L. Helton (9)	172,135	*
Tomas Heyman (10)	128,818	*
Catherine Owen (11)	128,818	*
Eric Bednarski (12)	108,764	*
Kyle Dempsey (13)	108,764	*
All Current Executive Officers and Directors as a Group (11 persons) (14)	3,114,132	2.7%

Greater Than 5% Stockholders:
Entities affiliated with FMR LLC (15)	16,800,653	14.9%
MVM Partners (16)	16,710,526	14.8%
Great Point Partners (17)	11,484,120	9.9%
Acorn Bioventures (18)	12,042,008	9.9%
Theodore H. Kruttschnitt, III (19)	9,105,789	8.1%
Rosalind Advisors, Inc. (20)	5,855,367	5.1%
_______________
*    Represents less than 1% of the outstanding shares of the Company's common stock.
(1)Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). A person or group is deemed to be the beneficial owner of any shares of our common stock over which such person or group has sole or shared voting or investment power, plus any shares which such person or group has the right to acquire beneficial ownership of within 60 days of April 9, 2024, whether through the exercise of warrants or options, vesting of restricted stock units or otherwise. Unless otherwise indicated in the footnotes, to our knowledge, each person or entity identified in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
(2)The beneficial ownership percentage is calculated for each person or group separately because shares of our common stock subject to warrants, options, restricted stock units or other rights to acquire our common stock that are currently exercisable or exercisable within 60 days of April 9, 2024 are considered outstanding only for the purpose of calculating the percentage ownership of the person or group holding such warrants, options, restricted stock units or other rights but not for the purpose of calculating the percentage ownership of any other person or group. As a result, the beneficial ownership percentage for each person or group is calculated by dividing (x) the number of shares reported in the table as beneficially owned by such person or group, by (y) 113,038,726 shares
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(which represents the number of shares of common stock that were outstanding as of April 9, 2024) plus the number of shares that such person or group has the right to acquire beneficial ownership of within 60 days of April 9, 2024 as indicated in the footnotes below.
(3)Consists of (i) 313,783 shares of common stock, (ii) options to purchase 588,239 shares of common stock exercisable within 60 days of April 9, 2024, (iii) 172,421 shares of common stock held by The Ramy Mahmoud 2014 Trust for Cynthia Mahmoud, and (iv) options held by The Ramy Mahmoud 2014 Trust for Cynthia Mahmoud to purchase 126,562 shares of common stock exercisable within 60 days of April 9, 2024.
(4)Consists of (i) 173,490 shares of common stock, and (ii) options to purchase 587,307 shares of common stock exercisable within 60 days of April 9, 2024.
(5)Consists of options to purchase 177,083 shares of common stock exercisable within 60 days of April 9, 2024.
(6)Mr. Miller's employment terminated on January 31, 2023. Reported ownership is based on a Statement of Changes in Beneficial Ownership on Form 4 filed by Mr. Miller on January 17, 2023. Consists of (i) 853,384 shares of common stock held directly by Mr. Miller, and (ii) 104,413 shares of common stock hold by the Deed of Trust of Peter K. Miller, dated October 13, 2014.
(7)Consists of options to purchase 97,944 shares of common stock exercisable within 60 days of April 9, 2024.
(8)Consists of options to purchase 172,135 shares of common stock exercisable within 60 days of April 9, 2024.
(9)Consists of options to purchase 172,135 shares of common stock exercisable within 60 days of April 9, 2024.
(10)Consists of options to purchase 128,818 shares of common stock exercisable within 60 days of April 9, 2024.
(11)Consists of options to purchase 128,818 shares of common stock exercisable within 60 days of April 9, 2024.
(12)Consists of options to purchase 108,764 shares of common stock exercisable within 60 days of April 9, 2024.
(13)Consists of options to purchase 108,764 shares of common stock exercisable within 60 days of April 9, 2024.
(14)Includes current executives (Ramy A. Mahmoud, Chief Executive Officer; Michael F. Marino, Chief Legal Officer; Paul Spence, Chief Commercial Officer, and Anthony J. Krick, Chief Accounting Officer) and current members of the Board of Directors (R. John Fletcher, Wilhelmus Groenhuysen, Sandra Helton, Catherine Owen, Tomas Heyman, Eric Bednarski, and Kyle Dempsey). Consists of (i) 675,141 shares of common stock, and (ii) options to purchase 2,438,991 shares of common stock exercisable within 60 days of April 9, 2024.
(15)Based on Amendment No. 7 to the Schedule 13-G filed by FMR LLC on February 8, 2024. Shares are held by accounts managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company LLC ("FMR Co. LLC"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.
(16)Based on Amendment No. 1 to the Schedule 13D filed by MVM Partners LLC on November 22, 2022, and Amendment No. 2 to the Schedule 13D filed by MVM Partners LLC on February 14, 2023. Consists of (i) 16,372,940 shares of common stock (and warrants to purchase shares of common stock) held by MVM V LP, and (ii) 337,586 shares of common stock (and warrants to purchase shares of common stock) held by MVM GP (No. 5) LP. The aggregate amount includes warrants to purchase an aggregate of 2,105,563 shares of common stock. MVM Partners LLC provides investment advisory services to MVM V LP and MVM GP (No. 5) LP, and in such capacity MVM Partners LLP has voting and dispositive power over such shares. Investment decisions for MVM V LP and MVM GP (No. 5) LP are made by an investment committee. The address for each of these entities is Old City Hall, 45 School St., Boston, MA 02108.
(17)Based on the Schedule 13G filed by Great Point Partners, LLC on December 1, 2022, Amendment No. 1. to the Schedule 13G filed by Great Point Partners, LLC on February 13, 2023, and Amendment No. 2 to the Schedule 13G/A filed by Great Point Partners, LLC on February 14, 2024. Consists of (i) 5,021,085 shares of common stock held by Biomedical Value Fund, L.P., (ii) 3,217,738 shares of common stock held by Biomedical Offshore Value Fund, Ltd., and (iii) 601,116 shares of common stock held by Cheyne Global Equity Fund. In addition to an aggregate of 8,839,939 shares of common stock in the aggregate held outright, the reporting persons hold in the aggregate warrants to purchase 7,894,736 shares of common stock; however, the provisions of such warrants restrict the exercise of such warrants to the extent that, after giving effect to such exercise, the holder of the warrants and its affiliates, together with any other person or entities with which such holder would constitute a group, would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. As a result, as of December 31,
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2023, an aggregate of 2,644,181 shares underlying such warrants were beneficially owned by the reporting persons based on a total 112,311,984 shares of common stock outstanding, as reported by us in a prospectus supplement filed with the SEC on November 9, 2023 and 2,644,181 shares of common stock issuable upon exercise of warrants held by the reporting persons (subject to the Beneficial Ownership Cap). Dr. Jeffrey R. Jay, M.D. is a senior managing member of Great Point Partners, LLC, and Mr. Ortav Yehudai is a Managing Director of Great Point Partners, LLC.. Dr. Jay and Mr. Yehudai have voting and investment power with respect to the shares listed above, and therefor may be deemed to be the beneficial owner of these shares. The address for each of these individuals and entities is 165 Mason Street, 3rd Floor Greenwich, CT 06830.
(18)Based on the 13G filed by Acorn Bioventures, L.P. on December 5, 2022 and Amendment No. 1 to Schedule 13G/A filed by Acorn Bioventures, L.P. on February 13, 2024. Consists of shares of common stock and warrants to purchase common stock held by Acorn Bioventures, L.P., Acorn Capital Advisors GP, LLC (“Acorn”), Acorn Capital Advisors HP, LLC (“Acorn GP”), which is the sole general partner of Acorn, Acorn Bioventures 2, L.P. (“Acorn 2”), Acorn Capital Advisors GP 2, LLC (“Acorn GP 2”), which is the sole general partner of Acorn 2, and Anders Hove. Aggregate amount includes 5,263,157 shares of common stock issuable upon exercise of warrants. However, the exercise of the warrants is subject to a 9.99% beneficial ownership blocker. The percentage ownership gives effect to the blocker based upon 112,311,984 shares of common stock outstanding as of November 9, 2023 as reported in the Company’s Quarterly Report on Form 10-Q filed with the SEC, and assumes the exercise of the reported warrants subject to the blocker where applicable. Acorn Capital Advisors GP, LLC is the sole general partner of Acorn Bioventures, L.P., and may be deemed to beneficially own the shares of common stock beneficially owned by Acorn Bioventures, L.P. Acorn Capital Advisors GP 2, LLC is the sole general partner of Acorn Bioventures 2, L.P., and may be deemed to beneficially own the shares of common stock beneficially owned by Acorn Bioventures, 2 L.P. Anders Hove is the Manager of Acorn Capital Advisors GP, LLC and Acorn Capital Advisors GP2, LLC, and may be deemed to beneficially own the shares beneficially owned by those entities, The address for each of these individuals and entities is 420 Lexington Ave, Suite 2626 New York, New York 10170.
(19)Based on Amendment No. 2 to Schedule 13G filed by Theodore H. Kruttschnitt, III on February 7, 2024. Represents (i) 7,290,000 shares of common stock, and (ii) 1,815,789 warrants to purchase shares of common stock. The address of the principal business office of Theodore H. Kruttschnitt, III, is 3000 Ralston Avenue, Hillsborough, CA 94010.
(20)Based on the Schedule 13G filed by Rosalind Advisors, Inc. on April 25, 2024. Rosalind Advisors, Inc. (the “Advisor”) is the investment advisor to Rosalind Master Fund L.P. (“RMF”) and may be deemed to be the beneficial owner of shares held by RMF. Represents (i) 4,541,489 shares of common stock, and (ii) 1,313,878 warrants to purchase shares of common stock. Steven Salamon is the portfolio manager of the Advisor and may be deemed to be the beneficial owner of shares held by RMF. Gilad Aharon is the portfolio manager and member of the Advisor which advises RMF. The address of the principal business office of the Advisor, Steven Salamon and Gilad Aharon is 15 Wellesley Street West, Suite 326, Toronto, Ontario, M4Y 0G7 Canada. The address of the principal business officer of RMF is P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Island.
(21)The address for each of our executive officers and directors is c/o OptiNose, 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067. From and after June 1, 2024, the address for each of our executive officers and directors will be c/o Optinose, 777 Township Line Road, Suite 300, Yardley, Pennsylvania 19067.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Our Board of Directors has determined that each director during the last fiscal year and each of our current directors is an "independent" director within the meaning of applicable rules and regulations of the Nasdaq Stock Market LLC (Nasdaq) and the SEC, with the exception of Mr. Miller who stepped-down as Chief Executive Officer and member of our Board in January 2023, and Dr. Mahmoud, who was appointed Chief Executive Officer and member of our Board in January 2023.

In making its independence determinations, our Board of Directors considers the relationship that each of our directors and director nominees has with our Company and all other facts and circumstances that the Board of Directors deems relevant. In connection with its assessment, our Board of Directors considered each director's beneficial ownership of our common stock reported in the "Stock Ownership" section of this Proxy Statement. In addition, with respect to Messrs. Bednarski and Dempsey, our Board considered our commitment to appoint two representatives of MVM Partners, LLP (MVM) to our Board as reported in "Directors - Arrangements Relating to Election or Nomination of Directors", their positions as partners of MVM and the surrender of their compensation for service on our Board of Directors to MVM, and with respect to Mr. Fletcher, our Board considered his appointment to our Board as reported in "Directors - Arrangements Relating to Election or Nomination of Directors" . Based on its assessment, our Board of Directors concluded that none of our directors, other than Dr. Mahmoud,
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has a relationship that would interfere with his/her exercise of independent judgment in carrying out the responsibilities of a director.
Our Board of Directors has also determined that each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meets the independence requirements applicable to those committees as prescribed by applicable rules and regulations of Nasdaq and the SEC.
Board Leadership Structure and Role in Risk Oversight

Our Board's Leadership Structure
Our Board of Directors is currently chaired by Mr. Fletcher. At this time, our Board of Directors believes that separation of the positions of chairman and chief executive officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management's performance and enhances the effectiveness of our Board of Directors as a whole.
Role of the Board in Risk Oversight
One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through the three standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. For example:
•Our Audit Committee oversees management of financial reporting, compliance and litigation risks, as well as the steps management has taken to monitor and control such exposures and risks. Our Audit Committee also assists our Board in its oversight of cybersecurity risks.
•Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risks for our company.
•Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board of Directors, potential conflicts of interest and the effectiveness of our Board of Directors.

Board Meetings

Our Board of Directors held nine (9) meetings during 2023. Each director attended at least 75% of the total number of meetings of the Board of Directors and committee meetings of which such director was a member during 2023. All directors are encouraged, but not required, to attend the annual meeting of stockholders. All nine (9) of our then-serving directors attended our 2023 Annual Meeting of Stockholders.
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Board Committees

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates pursuant to a written charter that has been approved by our Board of Directors. These charters are available on the "Investors — Corporate Governance" section of our website at www.optinose.com. Each committee annually reviews and assesses its charter. From time to time, our Board of Directors may also appoint ad hoc committees for specific matters.
Below is a summary of our committee structure and membership information as of April 9, 2024.

Current Committee Membership
Board Member	Independent Director	Audit	Compensation	Nominating and Corporate Governance

R. John Fletcher	«	«	«	«
Chairman of the Board				Chair

Eric Bednarski	«			«

Kyle Dempsey (1)	«		«

Wilhelmus Groenhuysen	«	«

Sandra L. Helton	«	«
Chair
Tomas J. Heyman (1)	«		«	«
Chair
Catherine Owen	«

(1) Director nominee for re-election to our Board of Directors at the Annual Meeting.

Audit Committee
Our Audit Committee consists of Ms. Helton and Messrs. Groenhuysen and Fletcher, and is chaired by Ms. Helton. The primary purpose of our Audit Committee is to assist our Board of Directors by providing oversight of our financial management, independent auditor and financial reporting procedures, as well as such other matters as directed by our Board of Directors. Our Audit Committee is responsible for, among other things:
•appointing, retaining, compensating, overseeing, evaluating, and, when appropriate, terminating our independent registered public accounting firm;
•reviewing and discussing with the independent auditor a report describing: (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, the Public Company Accounting Oversight Board (“PCAOB”), or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company and its subsidiaries;
•reviewing with the independent auditor the critical accounting policies and practices used by the Company, alternative treatments of financial information within generally accepted accounting principles that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor;
•approving in advance all audit services and non-audit services to be provided to us by our independent registered public accounting firm;
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•discussing with management and our independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures;
•reviewing with management its assessment of our internal control over financial reporting and disclosure controls and procedures;
•reviewing and monitoring, as appropriate, litigation, inquiries from regulatory or governmental agencies or other legal matters that could have a significant impact on the Company's financial results, and significant findings of any examination by regulatory authorities or agencies, in the areas of securities, accounting or tax, such as the SEC or the Internal Revenue Service;
•receiving periodic reports from the Company's Chief Legal Officer regarding the Company's activities in the area of corporate compliance and the instances of non-compliance with legal or regulatory requirements that may have a material impact on the Company's financial results, business operations or public image;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters, or misconduct allegations that relate to the CEO, senior executives (C-Suite) or finance executives;
•reviewing and ratifying major tax planning activities;
•assisting the Board of Directors in performing its oversight of the Company's cybersecurity program, its effectiveness, and any breaches or other cybersecurity events;
•reviewing and ratifying related party transactions, based on the standards set forth in our related party transactions policy; and
•preparing and approving the Audit Committee report required to be included in our annual proxy statement.
Our Board of Directors has determined that each member of the Audit Committee satisfies the financial literacy and sophistication requirements of the SEC and applicable Nasdaq listing rules. In addition, our Board of Directors has determined that each of Ms. Helton and Mr. Groenhuysen qualifies as an "audit committee financial expert," as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act of 1933, as amended (Securities Act).
Our Audit Committee met seven (7) times during 2023. Both our independent registered public accounting firm and the firm engaged to review and test internal controls over financial reporting periodically meet privately with our Audit Committee.
Compensation Committee
Our Compensation Committee consists of Messrs. Heyman, Dempsey and Fletcher, and is chaired by Mr. Heyman. The primary purpose of our Compensation Committee is to review the performance and development of our management in achieving corporate goals and objectives and assure that our executive officers, including our chief executive officer (CEO), are compensated effectively and in a manner consistent with our strategy, competitive practice and stockholder interests, as well as such other matters as directed by our Board of Directors. Our Compensation Committee is responsible for, among other things:
•annually reviewing and recommending to our Board of Directors for approval the corporate goals and objectives applicable to the compensation of our CEO and other executive officers and evaluating at least annually our CEO's and other executive officers' performance in light of those goals and objectives;
•determining and approving compensation levels, including salary, cash, equity-based incentive awards and any personal benefits, of our executive officers other than our CEO;
•reviewing our CEO's compensation, including salary, cash, equity-based incentive awards and any personal benefits, and making recommendations to our Board of Directors;
•reviewing and making changes to pre-approved salary ranges, salary increases, equity awards, incentive payments and pre-approved equity ranges for new hires, and making material changes to benefits offered to our employees;
•administering, or where appropriate, overseeing the administration of, executive and equity compensation plans and such other compensation and benefit plans that are adopted by us from time to time, including the determination whether to approve smaller increases in the number of shares reserved under our Amended and Restated 2010 Stock Incentive Plan and 2017 Employee Stock Purchase Plan than those that automatically occur each year pursuant to the "evergreen" provisions of such plans;
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•establishing policies and making recommendations to our Board of Directors regarding director compensation;
•overseeing our compliance with the rules and regulations of the SEC and NASDAQ related to executive incentive compensation recovery and stockholder approval of certain executive compensation matters and equity compensation plans; and.
•overseeing risks and exposures associated with compensation plans and arrangements.
The agenda for each meeting of the Compensation Committee is usually developed by the chair of the Compensation Committee in consultation with our Chief Executive Officer, Chief Human Resources Officer and Chief Legal Officer. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. No officer participates in, or is present during, any deliberations or determinations of the Compensation Committee regarding the specific compensation for such officer or employee. Our CEO provides recommendations to our Compensation Committee with respect to executive and employee compensation, other than his own compensation. The Compensation Committee takes into consideration our CEO's input in granting annual bonuses or equity awards and setting compensation levels.
The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant's reasonable fees and other retention terms.
The Compensation Committee again engaged Pearl Meyer & Partners, LLC, (Pearl Meyer) an independent compensation consultant, to provide comparative data on executive, non-executive and non-employee director compensation practices in our industry and to advise the Compensation Committee on our executive, non-executive and non-employee director compensation, equity and benefit programs generally during 2023. The Compensation Committee retains the sole authority to direct, terminate or engage Pearl Meyer services. Other than the services for which Pearl Meyer was engaged by the Compensation Committee, Pearl Meyer did not provide any other services to the Company or its affiliates during 2023.
The Compensation Committee may form and delegate any or all of its duties or responsibilities to a subcommittee of the Compensation Committee, to the extent consistent with our Certificate of Incorporation, Bylaws, Nasdaq listing rules and applicable laws.
Our Compensation Committee met six (6) times during 2023.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Messrs. Fletcher, Bednarski and Heyman, and is chaired by Mr. Fletcher. Our Nominating and Corporate Governance Committee is responsible for, among other things:
•assessing the need for new directors and developing and submitting to our Board of Directors for its adoption a list of selection criteria for new directors to serve on our Board of Directors;
•identifying, reviewing and evaluating candidates, including candidates submitted by stockholders, for election to our Board of Directors and recommending to our Board of Directors (i) nominees to fill vacancies or new positions on our Board of Directors and (ii) the slate of nominees to stand for election by our stockholders at each annual meeting of stockholders;
•annually recommending to our Board of Directors (i) the assignment of directors to serve on each committee; (ii) the chairperson of each committee, (iii) the chairperson of our Board of Directors or lead independent director, as appropriate, and (iv) director independence determinations made with respect to continuing and prospective directors;
•reviewing any proposals properly submitted by stockholders for action at the annual meeting of stockholders and making recommendations to the Board regarding action to be taken in response to each such proposal;
•developing, recommending, overseeing the implementation of and monitoring compliance with, our corporate governance guidelines, and periodically reviewing and recommending any necessary or appropriate changes to our corporate governance guidelines;
•reviewing the adequacy of our Certificate of Incorporation and Bylaws and recommending to our Board of Directors, as conditions dictate, amendments for consideration by the stockholders;
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•annually reviewing our Code of Business Conduct and Ethics and recommending any changes to our Board of Directors, and considering, discussing and, as appropriate, recommending that the Board grant requested waivers from the Code of Business Conduct and Ethics by our directors and executive officers;
•reviewing independence matters and actual and potential conflicts of interest of members of our Board of Directors and executive officers;
•conducting a periodic review of our succession planning process for our chief executive officer and any other members of the our executive management team and reporting its findings and recommendations to the Board; and
•reviewing important issues and developments in corporate governance, and developing appropriate recommendations for the Board.
Our Nominating and Corporate Governance Committee met three (3) times during 2023.

Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of our Board of Directors, advisors and stockholders. Any suggested director candidate, together with appropriate biographical information, should be submitted to the Chairman of our Nominating and Corporate Governance Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.
Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of our Board of Directors. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting our Company, experience on other boards of directors preferably public company boards, and time available for meetings and consultation on Company matters. Our Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to our Board of Directors and to our Company.
Candidates whose evaluations are favorable are recommended by our Nominating and Corporate Governance Committee to the full Board of Directors for consideration. The full Board of Directors selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at our annual meeting of stockholders.
A stockholder wishing to nominate a person for election to our Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected must submit a written notice of his or her nomination of a candidate to the Chairman of our Nominating and Corporate Governance Committee (c/o the Corporate Secretary at, for notices sent prior to June 1, 2024: OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067, and for notices sent on or after June 1, 2024: OptiNose, Inc., 777 Township Line Road, Suite 300, Yardley, PA 19067), providing:
•all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) pursuant to the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);
•a description of all direct and indirect compensation and other material agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder or beneficial owner or stockholder associated person, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;
•a completed and signed questionnaire regarding the background and qualifications of such person to serve as a director, a copy of which may be obtained upon request to our Corporate Secretary;
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•all information with respect to such person that would be required to be set forth in a stockholder’s notice pursuant to our Bylaws if such person were a stockholder or beneficial owner, on whose behalf the nomination was made, submitting a notice providing for the nomination of a person or persons for election as a director or directors in accordance with our Bylaws; and
•such additional information that we may reasonably request to determine the eligibility or qualifications of such person to serve as a director or an independent director of our Company, or that could be material to a reasonable stockholder’s understanding of the qualifications and/or independence, or lack thereof, of such nominee as a director.
Pursuant to our Bylaws, the submission must be received at our principal executive offices noted above not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that there was no annual meeting in the prior year or the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company).

Stockholder Communications with Directors

Persons wishing to write to our Board of Directors, or to a specified director or committee of our Board of Directors, should send correspondence to our Corporate Secretary at, for notices sent prior to June 1, 2024: OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067, and for notices sent on or after June 1, 2024: OptiNose, Inc., 777 Township Line Road, Suite 300, Yardley, PA 19067. Electronic submissions of stockholder correspondence will not be accepted.
Our Corporate Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board of Directors or to the affairs of our Company. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board of Directors.

Board Diversity

Board Diversity Matrix (as of April 26, 2024)
Board Size:
Total Number of Directors	8
Gender:	Female	Male	Non-Binary	Did not Disclose Gender
Directors	2	5	—	1
Number of Directors who Identify in Any of the Categories Below:
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian (other than South Asian)	—	—	—	—
South Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	5	—	—
Two or More Races or Ethnicities	—	1	—	—
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LGBTQ+	—
Persons with Disabilities	—
Did Not Disclose Demographic Background	—
Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has ever been an executive officer or employee of ours. None of our officers currently serves, or has served during the last completed fiscal year, on any other entity's board of directors, compensation committee or other committee serving an equivalent function that has one or more officers serving as a member of our Board of Directors or Compensation Committee.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics (the Code of Conduct) applicable to all of our employees, executive officers and directors. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. Our Code of Conduct is available on the "Investors —Corporate Governance" section of our website at www.optinose.com.
Our Nominating and Corporate Governance Committee is responsible for overseeing our Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers or directors. We intend to disclose any future amendments to, or waivers from, our Code of Conduct within four business days of the waiver or amendment through a posting on our website.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines that are designed to help ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, director qualification criteria, director responsibilities, director compensation, director orientation and continuing education, succession planning and the annual evaluations of our Board of Directors and its committees. Our Corporate Governance Guidelines are reviewed at least annually by our Nominating and Corporate Governance Committee and amended by our Board of Directors when appropriate. The full text of our Corporate Governance Guidelines is available on the "Investors —Corporate Governance" section of our website at www.optinose.com.

Hedging and Pledging Prohibition

Under our Insider Trading Policy, our directors, officers and employees (and such individuals’ family members, other members of their household and any person or entity whose transactions in our securities are subject to such individuals’ control or influence) are strictly prohibited from engaging the following transactions at any time: (i) trading in call or put options involving our securities and other derivative securities; (ii) engaging in short sales of our securities; (iii) holding our securities in a margin account or pledge our securities to secure margin or other loans; and (iv) all forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts.

Audit Committee Report

The Audit Committee assists our Board of Directors in overseeing and monitoring the Company’s accounting, financial reporting and internal audit processes and the external audit of the Company’s financial statements. The Audit Committee
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operates pursuant to a written charter that is available on the "Investors - Corporate Governance" section of our website at www.optinose.com.
Our management is responsible for preparing our consolidated financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Ernst & Young LLP (EY), our independent registered public accounting firm for 2023, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee is responsible for assisting our Board of Directors in overseeing the conduct of these activities by management and the independent auditor. In addition, the Audit Committee is responsible for approving the annual appointment of the independent auditor, as well as the fees paid in connection with the independent audit of our consolidated financial statements. In fulfilling its oversight responsibilities with respect to the Company's audited consolidated financial statements for the year ended December 31, 2023, the Audit Committee took the following actions:
•evaluated the performance of the independent auditor in connection with its independent audit of the Company's consolidated financial statements for the year ended December 31, 2023, including regularly considering the independence, qualifications, and performance of the independent auditor. The evaluation framework utilized by the Audit Committee to assess the performance of the independent auditor, including the lead audit partner, included the solicitation of feedback from members of management and members of the Audit Committee;
•reviewed and approved the proposed 2024 fees for the independent audit, and approved the appointment of the independent auditor for the independent audit of the Company's consolidated financial statements for the year ended December 31, 2024 based on the evaluation framework described above;
•reviewed and discussed with management the Company's audited consolidated financial statements for the year ended December 31, 2023;
•reviewed and discussed with management and the independent auditor, the opinion of the independent auditor on the consolidated financial statements, including the critical audit matters (CAMs) addressed during the audit. CAMs are defined to be any matter arising from the audit that was communicated or required to be communicated to the Audit Committee and that (i) relate to accounts or disclosures that are material to the financial statements, and (ii) involve especially challenging, subjective, or complex audit judgement;
•discussed with the independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC;
•discussed with the independent auditor their independence, and received from the independent auditor the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor's communications with the Audit Committee concerning independence;
•reviewed and discussed with the independent auditor the results of the 2022 PCAOB inspection report issued in March 2024;
•discussed with the independent auditor, with and without management present, the scope and results of the independent auditor's audit of the Company's consolidated financial statements for the year ended December 31, 2023, including a discussion of the quality, not just acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements; and
•assisted the Board of Directors in overseeing the Company’s cyber security program by reviewing and discussing periodic updates from management on the nature, extent, and quality of its cyber security program, as well as any potential security threats or concerns and the Company’s resulting response to them.
Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that such audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
Members of the Audit Committee
Sandra L. Helton (Chairperson)
Wilhelmus Groenhuysen
R. John Fletcher

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RELATED PARTY TRANSACTIONS

Related Party Transactions Policy

We maintain a related party transactions policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related party transactions. Pursuant to this policy, we review all transactions with a dollar value in excess of $120,000 involving us in which any of our executive officers, directors, director nominees or holders of more than 5% of our capital stock, or any affiliate or member of their immediate family, is a participant. If a transaction has been identified as a related party transaction, including any transaction that was not a related party transaction when originally consummated or any transaction that was not initially identified as a related party transaction prior to consummation, members of management or our directors must present information regarding the proposed related party transaction to our Audit Committee or, where review by our Audit Committee would be inappropriate due to a conflict of interest, to another independent body of our Board of Directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, all of the parties, the direct and indirect interests of the related persons, the purpose of the transaction, the material facts, the benefits of the transaction to us and whether any alternative transactions are available, an assessment of whether the terms are comparable to the terms available from unrelated third parties and management's recommendation. In considering whether to approve any proposed related party transactions, our Audit Committee or another independent body of our Board of Directors will take into account the relevant available facts and circumstances, including:
•the materiality and character of the related person's interest in the transaction;
•the commercial reasonableness of the terms of the transaction;
•the benefit and perceived benefit, or lack thereof, to us;
•the opportunity costs of alternate transactions; and
•the actual or apparent conflicts of interest of the related person.
All of the arrangements described below under "Certain Relationships and Related Party Transactions" were originally entered into prior to the adoption of this policy in connection with our initial public offering in October 2017. Although prior to the adoption of this policy we did not have a written policy for the review and approval of transactions with related persons, our Board of Directors historically reviewed and approved any transaction where a director or officer had a financial interest, including the transactions described below. Prior to approving such a transaction, the material facts as to a director's or officer's relationship or interest in the agreement or transaction were disclosed to our Board of Directors. Our Board of Directors took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of our stockholders.

Certain Relationships and Related Party Transactions

The following includes a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the company’s total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements that are described in the "Executive Compensation" and "Director Compensation" sections of this Proxy Statement.
Second Amended and Restated Registration Rights Agreement
We are party to a Second Amended and Restated Registration Rights Agreement, which was most recently amended in connection with our initial public offering in October 2017 (as amended, the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, certain holders of shares of our common stock have registration rights. After registration of these shares of common stock pursuant to these rights, these shares will become freely tradable without restriction under the
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Securities Act. The registration rights will terminate with respect to each stockholder on the date on which such stockholder ceases to beneficially own more than one percent of our shares of common stock then outstanding or can sell all of its registrable shares without limitation during a three-month period without registration pursuant to Rule 144 of the Securities Act or another similar exemption under the Securities Act.
Director and Officer Indemnification Arrangements
We have entered into indemnification agreements with our directors and executive officers, in addition to the indemnification, expense advancement and limitations of liability provided for in our Certificate of Incorporation and our Bylaws. These indemnification agreements provide our directors and executive officers with contractual rights to indemnification and, in some cases, expense advancement in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We also maintain a directors' and officers' insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2023 are:
▪Ramy A. Mahmoud, M.D., M.P.H. , our current Chief Executive Officer and our former President and Chief Operating Officer(1);
▪Michael F. Marino, our Chief Legal Officer and Corporate Secretary;
▪Paul Spence, our Chief Commercial Officer; and
▪Peter K. Miller, our former Chief Executive Officer(2).
_____________________________
(1) Dr. Mahmoud served as our President and Chief Operating Officer until January 30, 2023 upon his appointment as Chief Executive Officer.

(2) Mr. Miller served as our Chief Executive Officer until January 30, 2023.

Summary Compensation Table
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The following table provides information regarding the compensation awarded to, earned by or paid to our named executive officers for the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Ramy A. Mahmoud	2023	646,994	—	637,075	656,245	454,740	19,211	2,414,265
Chief Executive Officer and Director	2022	503,933	—	109,502	298,901	204,093	23,561	1,139,990

Michael F. Marino	2023	453,209	100,000	293,313	242,840	216,181	16,557	1,322,100
Chief Legal Officer and Corporate Secretary	2022	431,628	—	104,951	287,506	157,328	15,281	996,694

Paul Spence (6)	2023	435,000	—	—	—	207,495	21,524	664,019
Chief Commercial Officer

Peter K. Miller (7)	2023	53,049	—	106,526	550,646	—	984,250	1,694,471
Former Chief Executive Officer	2022	636,593	—	398,675	544,497	—	14,480	1,594,245
________________________________________________________________________________________________________________________
(1)The amount in this column represents a retention payment made to Mr. Marino in January 2023 pursuant to the terms of the Retention Agreement we entered into with him on March 8, 2022.
(2)The amounts in this column represent the aggregate grant date fair value of the restricted stock unit grants (RSUs) awarded to Messrs. Mahmoud and Marino in 2023 and to Messrs. Mahmoud, Marino and Miller in 2022, calculated in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification, or ASC, Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with his RSU awards. The assumptions made in valuing the RSUs reported in this column are described in our audited consolidated financial statements (Note 3. Summary of Significant Accounting Policies - Stock-based compensation and Note 13, Stock-based Compensation) included in our Annual Report on Form 10-K for the year-ended December 31, 2023, as filed with the SEC. In addition, in January 2023, the Company entered into a consulting agreement with Peter K. Miller, which allowed the continued vesting of previously granted Stock Awards through July 31, 2023. This constituted a material modification under ASC Topic 718. The amounts in this column for Peter K. Miller in 2023 represent the incremental value of such modification.
(3)The amounts in this column represent the aggregate grant date fair value of time-based options awarded to Messrs. Mahmoud and Marino in 2023 and to Messrs. Mahmoud, Marino and Miller in 2022, calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with his option awards. The assumptions made in valuing the option awards reported in this column are described in our audited consolidated financial statements (Note 3. Summary of Significant Accounting Policies - Stock-based compensation and Note 13, Stock-based Compensation) included in our Annual Report on Form 10-K for the year-ended December 31, 2023, as filed with the SEC. In addition, in January 2023, the Company entered into a consulting agreement with Peter K. Miller, which allowed the continued vesting of previously granted Option Awards through July 31, 2023. This constituted a material modification under ASC Topic 718. The amounts in this column for Peter K. Miller in 2023 represent the incremental value of such modification.
(4)The amounts in this column represent performance bonuses earned by the named executive officers in the year shown based upon the achievement of pre-established performance objectives. See "— Non-Equity Incentive Plan Compensation" below.
(5)The amounts in this column include matching contributions to the named executive officers’ accounts under our 401(k) plan and premiums paid with respect to life insurance for the benefit of the named executive officers. The 401(k) matching contributions for Dr. Mahmoud for 2023 and 2022 were $4,781 and $9,407, respectively. The 401(k) matching contribution for Mr Marino for 2023 and 2022 were $13,200 and $12,200, respectively. The 401(k) matching contribution for Mr. Spence for 2023 was $13,200. The 401(k) matching contribution for Mr. Miller for 2023 and 2022 were $4,962 and $12,200, respectively. Additionally, the amount in this column for Dr. Mahmoud includes a payment of $11,073 in both 2023 and 2022 related to a life insurance policy for certain additional life insurance benefits pursuant to the terms of his employment agreement as described below under "Employment Agreements". Finally, the amounts in this column include $919,081 in severance benefits and $60,000 in consulting payments paid to Mr. Miller for 2023.
(6)Mr. Spence was not a named executive officer for the year ended December 31, 2022; accordingly, his compensation for 2022 is not included in the Summary Compensation Table.
(7)Mr. Miller stepped down as the Company's Chief Executive Officer and as a member of the Board's Board of Directors on January 30, 2023. His employment terminated on January 31, 2024.
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Elements of Compensation
2023 Base Salaries

Named Executive Officer	2023 Base Salary
Ramy A. Mahmoud (1)	$660,000
Michael F. Marino	$453,209
Paul Spence	$435,000
Peter K. Miller (2)	$636,593
(1) Dr. Mahmoud's base salary was increased to $660,000 in connection with his appointment as our Chief Executive Officer on January 30, 2023. From January 1, 2023 to January 29, 2023, his base salary was $503,933.
(2) Mr. Miller served as our Chief Executive Officer until January 30, 2023.

Non-Equity Incentive Plan Compensation
Messrs. Mahmoud, Marino and Spence are eligible to receive an annual performance bonus based on the achievement of corporate objectives as determined by our Board of Directors or Compensation Committee. Each executive officer is assigned a target bonus expressed as a percentage of his base salary. The target bonus amounts for 2023 were as follows: 65% for Dr. Mahmoud and 45% for Messrs. Marino and Spence. Actual performance bonus payments under the plan may be 0-150% of the target bonus amount based on the level of achievement of corporate objectives for the year, as determined by our Board of Directors or Compensation Committee. For 2023, the corporate objectives consisted of: (i) 2023 XHANCE net revenue targets; (ii) operating expense targets; (iii) preparing for the potential launch of XHANCE for the treatment of chronic sinusitis and building scientific basis for adoption of XHANCE as part of "standard of care" for chronic sinusitis; (iv) ensuring quality product supply and business continuity; (v) fostering efficient, effective and compliant business processes; and (vi) nurturing an environment in which people love to work. In the first quarter of 2024, the Compensation Committee assessed our level of achievement of the plan objectives and awarded Messrs. Mahmoud, Marino and Spence a performance bonus equal to 106% of target. Actual bonus amounts paid with respect to 2023 performance are reflected in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table above.

Option Awards and Restricted Stock Units Granted During 2023

Concurrent with his appointment as Chief Executive Officer on January 30, 2023, Dr. Mahmoud received 549,202 stock options subject to time-based vesting conditions ("time-based options") and 336,135 restricted stock units subject to time-based vesting conditions ("RSUs"). On March 8, 2023, Mr. Marino received 185,250 time-based options and 154,375 RSUs. The time-based options granted to Dr. Mahmoud on January 30, 2023 have an exercise price of $1.74 per share, and the time-based options granted to Mr. Marino on March 8, 2023 have an exercise price of $1.90. These exercise prices were equal to the closing price of our common stock on the dates of grant. Subject to the executive's continued employment or providing service to us on each applicable vesting date, 25% of the shares underlying the time-based options and RSUs vested on the one year anniversary of the grant date, and the remainder vests in equal quarterly, in the case of the RSUs, and monthly, in the case of the time-based options, installments thereafter through the four year anniversary of the grant date. The RSUs include an accelerated vesting clause, such that, in the event that XHANCE was approved by the U.S. FDA for the treatment of chronic rhinosinusitis without nasal polyps (also referred to as chronic sinusitis) or substantially similar indication, then any unvested RSUs would become fully-vested on the four month anniversary of such approval, subject to the executive's continued service through such date. Mr. Spence did not receive any equity grants in 2023 because he received a grant of time-based options in December 2022 in connection with his commencement of employment with us.
401(k) Plan
We currently maintain a defined contribution 401(k) retirement plan for all our employees in the United States, including our named executive officers. Employees are eligible to participate in the 401(k) Plan on the first month following their date of hire. Under the terms of the 401(k) Plan, participating employees may defer up to 100% of their salary on either a pre-tax or post-tax Roth basis, up to applicable statutory limits. We currently match employee pre-tax and Roth contributions to the 401(k) Plan, up to a safe harbor match. The match is 100% of every dollar of the first 3% of the employee’s contribution and then 50% on the next 2% of the employee’s pre-tax and post-tax Roth contributions. This allows for a maximum match equal to 4% of eligible compensation, provided such employees contribute 5% of eligible compensation. Matching contributions are subject to Internal Revenue Service limits. Employee contributions and our company safe harbor matching contributions to the 401(k) Plan vest immediately.
2017 Employee Stock Purchase Plan
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We maintain an employee stock purchase plan. Generally, all eligible employees, including our named executive officers, employed by us or by any of our participating affiliates, may participate in our 2017 Employee Stock Purchase Plan (2017 ESPP) and may contribute through payroll deductions up to 15% of their eligible compensation for the purchase of our common stock under the 2017 ESPP, subject to certain limitations. Unless otherwise determined by our Board of Directors or Compensation Committee, the purchase price per share of our common stock under the 2017 ESPP is 85% of the lesser of the average of the high and low sales price of our common stock on (i) the first trading day of the relevant offering period and (ii) the last trading day of the relevant offering period. No employee may purchase shares of our common stock in any calendar year under the 2017 ESPP having an aggregate fair market value in excess of $25,000, determined as of the first trading day of the offering period. None of our named executive officers participated in the 2017 ESPP during 2023.
Employee Benefits and Perquisites
Our executive officers are eligible to participate in our health and welfare programs to the same extent as all full-time employees generally and accrue 160 hours (20 days) of paid vacation annually in accordance with our vacation policy, which includes an ability to carry over vacation time into the next year, up to a maximum of 1.5 times the total annual accrual. We also provide our executive officers and other employees with term life insurance and disability insurance at our expense. In addition, Dr. Mahmoud receives certain additional life insurance benefits pursuant to the terms of his employment agreement as described below under "Employment Agreements."
Employment Agreements
We have entered into an employment agreement with Messrs. Mahmoud, Marino and Spence. The employment agreements will continue until either we or the executive terminate his employment with us.

The executive employment agreements provide that the executive will receive a base salary, be eligible to receive an annual cash bonus contingent upon the attainment of certain company milestones and/or individual objectives, be eligible to receive annual equity awards based on our and his performance and be eligible to participate in our other short-term and long-term incentive programs. Pursuant to the employment agreements, each executive's base salary and target bonus will be reviewed periodically by our Compensation Committee or Board of Directors. The employment agreements also provide for certain termination benefits, which are described below in the section entitled "Potential Payments Upon a Termination or Change of Control." Dr. Mahmoud's employment agreement also requires us to pay the premiums for a term life insurance policy for him that has a death benefit equal to approximately $3.0 million, and a whole life insurance policy for him that has a death benefit equal to approximately $1.0 million.

Additionally, each such executive's employment agreement contains restrictive covenants relating to non-disclosure of confidential information, mutual non-disparagement, assignment of inventions, non-competition and non-solicitation of employees, customers and suppliers. In the event Messrs. Mahmoud, Marino, or Spence is terminated by us without "cause" or by the executive for "good reason" (each as defined in the executive's employment agreement), in each case, within three (3) months prior to a "change of control" (as defined in the 2010 Stock Incentive Plan) or eighteen (18) months after a "change of control", then the non-competition and non-solicitation restrictive covenants run for twenty-four (24) months for Dr. Mahmoud and eighteen (18) months for Messrs. Marino and Spence following such executive's termination of employment; and nine (9) months in the event the executive's employment is terminated for any other reason.

Peter K. Miller - Separation and Consulting Agreements

In connection with Mr. Miller stepping down as Chief Executive Officer and as a member of the Board, we entered into a Separation Agreement and General Release with Mr. Miller providing for (i) the termination of his employment effective as of January 31, 2023, (ii) a payment to Mr. Miller equal to twelve (12) months of his base salary and target bonus, such payment to be made in twenty-four (24) substantially equivalent semi-monthly installments, and (iii) twelve (12) months of continued coverage under the Company’s group health insurance plan through COBRA at active employee rates. The payments and other benefits payable to Mr. Miller pursuant to the Separation Agreement and General Release are subject to his non-revocation of a release of claims and compliance with restrictive covenants relating to non-disclosure of confidential information, mutual non-disparagement, assignment of inventions, non-competition and non-solicitation of employees, customers and suppliers. In addition, we entered into a Consulting Agreement with Mr. Miller, dated January 30, 2023 (the “Miller Consulting Agreement”) pursuant to which Mr. Miller provided certain transition and other services to us until its expiration on July 31, 2023. The Miller Consulting Agreement had a term of six (6) months and provided that (i) Mr. Miller received a monthly retainer of $10,000, (ii) Mr. Miller’s outstanding equity grants continued to vest during the term of the Miller Consulting Agreement and remained exercisable until December 31, 2023, and (iii) Mr. Miller may not solicit our employees, customers or suppliers during the term of the Miller Consulting Agreement and for a period of one (1) year following the termination of the Miller Consulting Agreement.
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Potential Payments Upon a Termination or Change of Control
Dr. Ramy Mahmoud
Pursuant to Dr. Mahmoud's amended and restated employment agreement with us, if Dr. Mahmoud's employment is terminated by us without "cause" or by Dr. Mahmoud for "good reason," each as defined in his employment agreement, then Dr. Mahmoud is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:

•an amount equal to 100% of his base salary and target bonus opportunity at the rate in effect on his date of termination, payable in accordance with our normal payroll practices over the twelve (12) month period following termination; and

•continuation of coverage under our group health insurance plan under COBRA at active employee rates beginning on the first day of the month following his termination date and continuing for a period of twelve (12) months at the same level of coverage he elected during his employment and on the same terms and conditions generally afforded to active employees, provided he and his eligible dependents enroll with our COBRA administrator within sixty (60) days after the Executive’s termination date.

Pursuant to his employment agreement with us, if Dr. Mahmoud's employment is terminated by us without "cause" or by Dr. Mahmoud for "good reason," in each case, within three (3) months prior to a "change of control" (as defined in the 2010 Stock Incentive Plan), or eighteen (18) months after a “change of control,” then Dr. Mahmoud is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:

•an amount equal to 200% of Dr. Mahmoud's base salary and target bonus opportunity at the rate in effect on his date of termination, payable in a single lump sum cash payment;

•an amount equal to Dr. Mahmoud’s pro rata annual cash bonus for the year in which the termination of employment occurs, which will be equal to the greater of (x) his target annual cash bonus opportunity for the year in which termination of employment occurs, multiplied by a fraction, the numerator of which is the number of days in which he was employed by Company during the year in which the termination of employment occurs, and the denominator of which is three hundred sixty-five (365), and (y) an annualized amount of bonus for such year as determined by the Board in good faith based on the achievement of objectives up to the change of control, multiplied by a fraction, the numerator of which is the number of days in which he was employed by Company during the year in which the termination of employment occurs, and the denominator of which is three hundred sixty-five (365). Such pro rata bonus would be payable in a single lump sum cash payment;

•continuation of coverage under our group health insurance plan through COBRA at active employee rates for a period of eighteen (18) months at the same level of coverage he elected during his employment and on the same terms and conditions generally afforded to active employees, provided he and his eligible dependents enroll with our COBRA administrator within sixty (60) days after the termination date (the “COBRA Subsidy Period”);

•following the expiration of the 18-month COBRA Subsidy Period, a lump sum payment equivalent to the value of the then-in-effect premium for the health insurance coverages and coverage level in which Dr. Mahmoud was enrolled while participating in COBRA for a period of six (6) months, less applicable income and employment taxes and withholdings; and

•all of Dr. Mahmoud's then-outstanding equity awards granted to him by us will become immediately vested.

To the extent Dr. Mahmoud's employment is terminated by us without “cause” or by Dr. Mahmoud for “good reason,” in each case, at any time following a “change of control,” without limiting any severance benefits specified above, Dr. Mahmoud shall receive twelve (12) months of vesting acceleration with respect to all of Dr. Mahmoud's then-outstanding equity awards granted to him by us or assumed, continued or substituted for by the acquiring entity in such “change of control” transaction.

In the event Dr. Mahmoud's employment is terminated due to death, he/his estate will be entitled to receive a pro-rata bonus for the year in which such termination occurs.
Michael F. Marino
Pursuant to Mr. Marino's amended and restated employment agreement with us, if Mr. Marino's employment is terminated by us without "cause" or by Mr. Marino for "good reason," as defined in his employment agreement, then Mr. Marino is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:
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•an amount equal to twelve (12) months of Mr. Marino's base salary at the rate in effect on his date of termination, payable in accordance with our normal payroll practices over the twelve (12) month period following termination; and

•continuation of coverage under our group health insurance plan through COBRA at active employee rates for a period of twelve (12) months at the same level of coverage he elected during his employment and on the same terms and conditions generally afforded to active employees, provided he and his eligible dependents enroll with our COBRA administrator within sixty (60) days after the termination date.

Pursuant to his employment agreement with us, if Mr. Marino's employment is terminated by us without "cause" or by Mr. Marino for "good reason," in each case, within three (3) months prior to a "change of control" (as defined in the 2010 Stock Incentive Plan), or eighteen (18) months after a “change of control,” then Mr. Marino is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:

•an amount equal to 150% of Mr. Marino's annual base salary and target bonus opportunity at the rate in effect on his date of termination, payable in a single lump sum cash payment;

•an amount equal to Mr. Marino’s pro rata annual cash bonus for the year in which the termination of employment occurs, which will be equal to the greater of (x) his target annual cash bonus opportunity for the year in which termination of employment occurs, multiplied by a fraction, the numerator of which is the number of days in which he was employed by Company during the year in which the termination of employment occurs, and the denominator of which is three hundred sixty-five (365), and (y) an annualized amount of bonus for such year as determined by the Board in good faith based on the achievement of objectives up to the change of control, multiplied by a fraction, the numerator of which is the number of days in which he was employed by Company during the year in which the termination of employment occurs, and the denominator of which is three hundred sixty-five (365). Such pro rata bonus would be payable in a single lump sum cash payment;

•continuation of coverage under our group health insurance plan through COBRA at active employee rates for a period of eighteen (18) months at the same level of coverage he elected during his employment and on the same terms and conditions generally afforded to active employees, provided he and his eligible dependents enroll with our COBRA administrator within sixty (60) days after the termination date; and

•all of Mr. Marino's then-outstanding equity awards granted to him by us will become immediately vested.

To the extent Mr. Marino's employment is terminated by us without “cause” or by Mr. Marino for “good reason,” in each case, at any time following a “change of control,” without limiting any severance benefits specified above, he shall receive twelve (12) months of vesting acceleration with respect to all of the then-outstanding equity awards granted to him by us or assumed, continued or substituted for by the acquiring entity in such “change of control” transaction.

In the event Mr. Marino's employment is terminated due to death, he/his estate will be entitled to receive a pro-rata bonus for the year in which such termination occurs.

Paul Spence
Pursuant to Mr. Spence's amended and restated employment agreement with us, if Mr. Spence's employment is terminated by us without "cause" or by Mr. Spence for "good reason," as defined in his employment agreement, then Mr. Spence is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:

•an amount equal to twelve (12) months of Mr. Spence's base salary at the rate in effect on his date of termination, payable in accordance with our normal payroll practices over the twelve (12) month period following termination; and

•continuation of coverage under our group health insurance plan through COBRA at active employee rates for a period of twelve (12) months at the same level of coverage he elected during his employment and on the same terms and conditions generally afforded to active employees, provided he and his eligible dependents enroll with our COBRA administrator within sixty (60) days after the termination date.

Pursuant to his employment agreement with us, if Mr. Spence's employment is terminated by us without "cause" or by Mr. Spence for "good reason," in each case, within three (3) months prior to a "change of control" (as defined in the 2010 Stock Incentive Plan), or eighteen (18) months after a “change of control,” then Mr. Spence is entitled to receive the following
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severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:

•an amount equal to 150% of Mr. Spence's annual base salary and target bonus opportunity at the rate in effect on his date of termination, payable in a single lump sum cash payment;

•an amount equal to Mr. Spence’s pro rata annual cash bonus for the year in which the termination of employment occurs, which will be equal to the greater of (x) his target annual cash bonus opportunity for the year in which termination of employment occurs, multiplied by a fraction, the numerator of which is the number of days in which he was employed by Company during the year in which the termination of employment occurs, and the denominator of which is three hundred sixty-five (365), and (y) an annualized amount of bonus for such year as determined by the Board in good faith based on the achievement of objectives up to the change of control, multiplied by a fraction, the numerator of which is the number of days in which he was employed by Company during the year in which the termination of employment occurs, and the denominator of which is three hundred sixty-five (365). Such pro rata bonus would be payable in a single lump sum cash payment;

•continuation of coverage under our group health insurance plan through COBRA at active employee rates for a period of eighteen (18) months at the same level of coverage he elected during his employment and on the same terms and conditions generally afforded to active employees, provided he and his eligible dependents enroll with our COBRA administrator within sixty (60) days after the termination date; and

•all of Mr. Spence's then-outstanding equity awards granted to him by us will become immediately vested.

To the extent Mr. Spence's employment is terminated by us without “cause” or by Mr. Spence for “good reason,” in each case, at any time following a “change of control,” without limiting any severance benefits specified above, he shall receive twelve (12) months of vesting acceleration with respect to all of the then-outstanding equity awards granted to him by us or assumed, continued or substituted for by the acquiring entity in such “change of control” transaction.

In the event Mr. Spence's employment is terminated due to death, he/his estate will be entitled to receive a pro-rata bonus for the year in which such termination occurs.

Peter K. Miller

As noted above, Mr. Miller stepped down as Chief Executive Officer on January 30, 2023, consequently, he is not included in this discussion. See "Employment Agreements - Peter K. Miller - Separation and Consulting Agreements" above for a description of the benefits he received upon his departure.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding equity awards for each of our named executive officers as of December 31, 2023. Except as noted below, all equity awards granted to our named executive officers were made pursuant to the 2010 Stock Incentive Plan.
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	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercisable options		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Ramy A. Mahmoud	115,516	—			3.05	3/11/2024
	288,790	—			16.31	4/7/2024
	202,153	—			16.00	10/12/2027
	150,000	—			7.42	02/28/2029
	70,313	4,687		(1)	5.41	3/6/2030
	103,125	46,875		(2)	3.51	3/4/2031
	42,543	46,242		(3)	1.85	1/11/2032
	57,477		114,953	(4)	1.85	1/11/2032
	—	549,202		(5)	1.74	01/30/2033	442,332	(8)	$570,608

Michael F. Marino	144,395	—			5.14	1/30/2027
	86,637	—			16.00	10/12/2027
	82,500	—			7.42	2/28/2029
	42,984	2,866		(1)	5.41	3/6/2030
	55,000	25,000		(2)	3.51	3/4/2031
	40,775	44,320		(3)	1.85	1/11/2032
	55,395	—	110,790	(4)	1.85	1/11/2032
	—	185,250		(6)	1.90	03/08/2033	208,950	(9)	269,546

Paul Spence(10)	125,000	375,000		(7)	1.75	12/15/2032	—		$—

Peter K. Miller(11)	—	—					—		—
______________________________________________________________________________________________________________________
(1)These options were granted on March 6, 2020 and will vest 25% on the first anniversary of the vesting start date (March 6, 2021), and 2.0833% (approximately 1/48th of such shares), for each subsequent full calendar month that the executive remains employed or providing service to us.
(2)These options were granted on March 4, 2021 and will vest 25% on the first anniversary of the vesting start date (March 4, 2022), and 2.0833% (approximately 1/48th of such shares), for each subsequent full calendar month that the executive remains employed or providing service to us.
(3)These options were granted on January 11, 2022 and will vest 25% on the first anniversary of the vesting start date (January 11, 2023), and 2.0833% (approximately 1/48th of such shares), for each subsequent full calendar month that the executive remains employed or providing service to us.
(4)These options were granted on January 11, 2022 and will vest, if at all, following the achievement of certain performance-based objectives relating to the trading price of OptiNose, Inc. common stock while the executive remains employed or providing service to us.
(5)These options were granted on January 30, 2023 and will vest 25% on the first anniversary of the vesting start date (January 30, 2024), and 2.0833% (approximately 1/48th of such shares), for each subsequent full calendar month that the executive remains employed or providing service to us.
(6)These options were granted on March 8, 2023 and will vest 25% on the first anniversary of the vesting start date (March 8, 2024), and 2.0833% (approximately 1/48th of such shares), for each subsequent full calendar month that the executive remains employed or providing service to us.
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(7)These options were granted on December 15, 2022 and will vest 25% on the first anniversary of the vesting start date (December 15, 2023), and 2.0833% (approximately 1/48th of such shares), for each subsequent full calendar month that the executive remains employed or providing service to us.
(8)Includes (a) 366,135 restricted stock units granted on January 30, 2023 which will vest 25% on January 30, 2024 and 6.25% (approximately 1/16th of such shares) for each subsequent quarter that the executive remains employed or providing service to us, provided, that, in the event that XHANCE is approved by the U.S. FDA for the treatment of chronic rhinosinusitis without nasal polyps (which occurred on March 15, 2024), then any unvested RSUs would become fully-vested on the four month anniversary of such approval, subject to the executive's continued service through such date, (b) 29,595 restricted stock units granted on January 11, 2022 which will vest 25% on January 11, 2023 and 6.25% (approximately 1/16th of such shares) for each subsequent quarter that the executive remains employed or providing service to us, (c) 31,250 restricted stock units granted on March 4, 2021 which will vest 25% on March 4, 2022 and 6.25% (approximately 1/16th of such shares) for each subsequent quarter that the executive remains employed with us or one of our affiliates, (d) 3,125 restricted stock units granted on March 6, 2020 which will vest quarterly in equal installments ending March 15, 2024 for each subsequent quarter that the executive remains employed or providing service to us, and (e) 12,227 restricted stock units granted on March 6, 2020, that became 50% vested on the second business day following the Compensation Committee's determination that the performance conditions have been achieved and 6.25% (approximately 1/16th of such shares) vesting on each subsequent quarter that the executive remains employed or providing service to us.
(9)Includes (a) 154,375 restricted stock units granted on March 8, 2023 which will vest 25% on March 8, 2024 and 6.25% (approximately 1/16th of such shares) for each subsequent quarter that the executive remains employed or providing service to us, provided, that, in the event that XHANCE is approved by the U.S. FDA for the treatment of chronic rhinosinusitis without nasal polyps (which occurred on March 15, 2024), then any unvested RSUs would become fully-vested on the four month anniversary of such approval, subject to the executive's continued service through such date, (b) 28,365 restricted stock units granted on January 11, 2022 which will vest 25% on January 11, 2023 and 6.25% (approximately 1/16th of such shares) for each subsequent quarter that the executive remains employed or providing service to us, (c) 16,667 restricted stock units granted on March 4, 2021 which will vest 25% on March 4, 2022 and 6.25% (approximately 1/16th of such shares) for each subsequent quarter that the executive remains employed or providing service to us, (d) 1,910 restricted stock units granted on March 6, 2020 which will vest quarterly in equal installments ending March 15, 2024 for each subsequent quarter that the executive remains employed or providing service to us, and (e) 7,633 restricted stock units granted on March 6, 2020, that became 50% vested on the second business day following the Compensation Committee's determination that the performance conditions have been achieved and 6.25% (approximately 1/16th of such shares) vesting on each subsequent quarter that the executive remains employed or providing service to us.
(10)The granted reported for Mr. Spence was made outside of the 2010 Stock Incentive Plan pursuant to the Nasdaq inducement grant exception in accordance with Nasdaq Listing Rule 5635(c)(4) as an inducement to Mr. Spence accepting employment with us.
(11)Mr. Miller's employment terminated on January 31, 2023. As of December 31, 2023, Mr. Miller has no outstanding equity awards.

Pay versus Performance Table
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the SEC-defined Compensation Actually Paid ("CAP") to our named executive officers ("NEOs") and certain of our financial performance metrics during the fiscal years listed below.
The table below presents information on the CAP to our principal executive officers, as applicable (each, a "PEO"), and to our other NEOs in comparison to certain performance metrics for the years ended December 31, 2023, 2022 and 2021. The SEC-defined CAP data set forth in the table below does not reflect amounts actually paid, earned or received by our NEOs, and the metrics are not those that the Compensation Committee uses when setting executive compensation. Per SEC rules, CAP is calculated by adjusting the Summary Compensation Table ("SCT") "Total" values for the applicable year as described in the footnotes to the table.

Year	Summary Compensation Table Total for First PEO (1)	Summary Compensation Table Total for Second PEO (1)	Compensation Actually Paid to First PEO (1)(3)	Compensation Actually Paid to Second PEO (1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (2)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (TSR)	Net Loss (in millions)
2023	$2,414,265	$1,694,471	$1,580,148	$(227,297)	$993,060	$660,134	$79.63	$(35.5)
2022	$—	$1,594,245	$—	$2,583,233	$1,068,342	$1,520,026	$44.69	$(74.8)
2021	$—	$2,262,372	$—	$(3,122)	$1,044,736	$335,984	$39.13	$(82.3)
Optinose - 2024 Proxy Statement | 37

(1)Ramy A. Mahmoud was appointed Chief Executive Officer on January 30, 2023, and is referred to as the First PEO in the table. Peter K. Miller served as our CEO in 2021, and 2022, and in 2023 until his resignation on January 30, 2023, and is referred to as the Second PEO in the table.
(2)Non-PEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for Michael F. Marino and Paul Spence in 2023, Ramy A. Mahmoud and Michael F. Marino in 2022, and Ramy A. Mahmoud, Victor M. Clavelli, Keith A. Goldan, and Michael F. Marino in 2021.
(3)Deductions from, and additions to, total compensation in the Summary Compensation Table by year to calculate CAP include:

	2023			2022		2021
	First PEO	Second PEO	Average Non-PEO NEOs	Second PEO	Average Non-PEO NEOs	Second PEO	Average Non-PEO NEOs
Total Compensation from Summary Compensation Table	$2,414,265	$1,694,471	$993,060	$1,594,245	$1,068,342	$2,262,372	$1,044,736

Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(1,293,320)	$(657,172)	$(196,229)	$(943,172)	$(400,432)	$(1,365,140)	$(451,189)
Year-end fair value of unvested awards granted in the current year	$900,692	$—	$169,041	$989,476	$431,653	$531,001	$175,500
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$(224,929)	$—	$(192,282)	$93,296	$35,792	$(1,112,572)	$(342,040)
Fair values at vest date for awards granted and vested in current year	$—	$—	$—	$224,166	$151,813	$—	$—
Difference in fair values between prior year-end fair values and vest-date fair values for awards granted in prior years	$(216,560)	$(63,831)	$(113,456)	$625,223	$232,857	$(318,782)	$(91,023)
Prior year-end fair value of awards granted in prior years that failed to meet the applicable vesting conditions (e.g. forfeited) in the current year		$(1,200,765)	$—	$—	$—	$—	$—
Total Adjustments for Equity Awards	$(834,117)	$(1,921,768)	$(332,926)	$988,989	$451,683	$(2,265,493)	$(708,752)
Compensation Actually Paid	$1,580,148	$(227,297)	$660,134	$2,583,234	$1,520,025	$(3,121)	$335,984

The following graphs illustrate the relationship during 2021-2023 of the CAP for our PEO and the average CAP for our other NEOs as calculated pursuant to SEC rules to (i) our total shareholder return (“TSR”) and (ii) our net loss (each as set forth in the table above). Note that we do not utilize TSR or net loss in our executive compensation program; however, we do utilize other performance measures to align executive compensation with the Company’s performance. See the “Executive Compensation - Elements of Compensation” section of this Proxy Statement for a description of the elements of compensation for our named executive officers, including a description of the performance-based cash bonus component of our executive's
Optinose - 2024 Proxy Statement | 38

compensation, which is designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. In addition, a significant portion of our executive's compensation is delivered through equity awards in the form of stock options and restricted stock units. These equity awards are intended to align the interests of our executives with shareholders and to incentive and reward executive's for stock price appreciation.

CAP versus Total Shareholder Return
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
CAP ($M)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
Value of $100 Invested on 12/31/2020
2021
2022
2023
First PEO Compensation Actually Paid
Second PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Value of $100 Invested 12/31/20

Optinose - 2024 Proxy Statement | 39

CAP versus Total Shareholder Return
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
CAP ($M)
$-
$(10)
$(20)
$(30)
$(40)
$(50)
$(60)
$(70)
$(80)
$(90)
Value of $100 Invested on 12/31/2020
2021
2022
2023
First PEO Compensation Actually Paid
Second PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Net Loss ($M)

DIRECTOR COMPENSATION

Non-Employee Director Compensation
Our non-employee director compensation program was established based on the advice and input of our independent compensation consultant, Pearl Meyer, to, among other matters, enable us to attract and retain qualified directors. Periodically, our Compensation Committee engages Pearl Meyer to review our director compensation program and the practices of similarly situated public life science companies to seek to align our director compensation with the mid-point of compensation levels of such companies.
Our non-employee director compensation policy for 2023 is summarized below.
•an annual cash retainer of $70,000 for the chairman of our Board of Directors;
•an annual cash retainer of $40,000 for the other members of our Board of Directors;
•an additional cash retainer of $20,000 for the Audit Committee chair, $15,000 for the Compensation Committee chair and $10,000 for the Nominating and Corporate Governance Committee chair;
•an additional cash retainer of $10,000 for members of the Audit Committee, $7,500 for members of the Compensation Committee and $5,000 for members of the Nominating and Corporate Governance Committee;
•for new members of our Board of Directors, an initial grant of options to purchase 107,000 shares of our common stock, of which 33% vests on the first anniversary of the director's appointment or election to our Board, and 2.777% (approximately 1/36th of such shares) vests on each subsequent full calendar month of continued service with us; and
•for all other members of our Board of Directors continuing in office after our annual meeting of stockholders, an annual grant of options to purchase 53,500 shares of our common stock which vests upon the earlier of (i) the first
Optinose - 2024 Proxy Statement | 40

anniversary of the grant date or (ii) the date of our next annual meeting of stockholders, subject to continued service with us.
Our directors are also entitled to reimbursement for reasonable travel and lodging expenses for attending Board and Committee meetings.
Ramy A. Mahmoud, our Chief Executive Officer and a director, and Peter K. Miller, our former Chief Executive Officer and a former director, did not receive any compensation for their service as members of our Board of Directors during 2023. Dr. Mahmoud's and Mr. Miller's compensation for service as an employee for 2023 is presented above in the "Executive Compensation - Summary Compensation Table" section of this Proxy Statement.
The following table provides information regarding the compensation awarded to, earned by or paid to the non-employee members of our Board of Directors during the year ended December 31, 2023:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(3)		All Other Compensation ($)	Total ($)
R. John Fletcher	76,808	43,415	(2)	—	120,223
Wilhelmus Groenhuysen	57,500	43,415	(2)	—	100,915
Sandra L. Helton	60,000	43,415	(2)	—	103,415
Catherine Owen	46,534	43,415	(2)	—	89,949
Tomas Heyman	53,466	43,415	(2)	—	96,881
Eric Bednarski	45,000	43,415	(2)	—	88,415
Kyle Dempsey	47,500	43,415	(2)	—	90,915
Joseph Scodari(4)	38,116	—		—	38,116
_____________________________________________________________________________________________________________________
(1)The amounts in this column represent the full grant date fair value for awards granted during 2023, all of which were in the form of stock options. The grant date fair value of the options was computed in accordance with ASC Topic 718, Compensation - Stock Compensation. These amounts do not necessarily correspond to the actual value that may be realized by the director in connection with such option awards. The assumptions made in valuing the option awards reported in this column are described in our audited consolidated financial statements (Note 3. Summary of Significant Accounting Policies - Stock-based compensation and Note 13, Stock-based Compensation) included in our Annual Report on Form 10-K for the year-ended December 31, 2023, as filed with the SEC.
(2)Options to purchase 53,500 shares of common stock were granted on June 8, 2023 and vest in full upon the earlier of (i) June 8, 2024 or (ii) the date of our 2024 annual meeting of stockholders, subject to continued service with us.
(3)The following table shows the aggregate number of outstanding shares of common stock underlying outstanding options held by our non-employee directors as of December 31, 2023:

Name	Outstanding Option Awards
R. John Fletcher	117,500
Wilhelmus Groenhuysen	172,135
Sandra L. Helton	172,135
Tomas Heyman	128,818
Catherine Owen	128,818
Eric Bednarski	114,379
Kyle Dempsey	114,379
Joseph C. Scodari	133,074
(4)Mr. Scodari retired from the Board effective June 8, 2023. Concurrent with his retirement, the Company entered in a consulting agreement with Mr. Scodari dated June 8, 2023 (the “Consulting Agreement”) pursuant to which Mr. Scodari would provide certain strategic advisory services and transitional support as may be requested by the Company’s Chairman of the Board or Chief Executive Officer. The term of the Consulting Agreement ended on March 31, 2024. Mr. Scodari was not paid a cash fee for services under the Consulting Agreement. He was permitted to exercise his stock options that were vested as of his retirement on June 8, 2023 during the term of the Consulting Agreement and for a period of 90 days thereafter. During the term of the Consulting Agreement, Mr. Scodari was not permitted to solicit employees, customers or suppliers of the Company.

Optinose - 2024 Proxy Statement | 41

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding our equity compensation plans as of December 31, 2023:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	9,713,547	(1)	$4.29	9,267,069	(2)
Equity compensation plans not approved by security holders	711,500	(3)	$1.70	—
Total	10,425,047			9,267,069
_____________
(1)Represents shares of common stock issuable upon exercise of 7,816,126 outstanding stock options and the vesting of 1,897,421 restricted stock units under the 2010 Stock Incentive Plan. The 2010 Stock Incentive Plan has been approved by our stockholders.
(2)Consists of 7,858,198 shares of common stock reserved for issuance under the 2010 Stock Incentive Plan and 1,408,871 shares of common stock reserved for issuance under our 2017 Employee Stock Purchase Plan (2017 ESPP). Our 2017 ESPP has been approved by our stockholders. The number of shares of our common stock authorized under the 2010 Stock Incentive Plan automatically increases on January 1st of each year until the expiration of the 2010 Stock Incentive Plan, in an amount equal to four percent of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year, subject to the discretion of our Board of Directors or Compensation Committee to determine a lesser number of shares shall be added for such year. The number of shares of our common stock that may be issued pursuant to rights granted under the 2017 ESPP automatically increase on January 1st of each year until the expiration of the 2017 ESPP, in an amount equal to one percent of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year, subject to the discretion of our Board of Directors or Compensation Committee to determine a lesser number of shares shall be added for such year.
(3)Represents 711,500 options granted pursuant to the Nasdaq inducement grant exception in accordance with Nasdaq Listing Rule 5635(c)(4).
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth all fees paid or accrued by us for professional services rendered by our independent registered public accounting firm, EY, during the years ended December 31, 2023 and 2022:

	2023	2022

Audit Fees (1)	$695,000	$550,000
Audit-Related Fees (2)	48,750	145,000
TOTAL	$743,750	$695,000
_______________
(1)Audit Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)Audit-Related Fees represent the aggregate fees billed for assurance and related professional services rendered by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees" including the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings.

Optinose - 2024 Proxy Statement | 42

Pre-Approval Policies and Procedures

Our Audit Committee has established a policy that requires it, or the Chair of our Audit Committee pursuant to delegated authority, to pre-approve all services provided by our independent registered public accounting firm and the fees for such services. Our Audit Committee considers, among other things, the possible effect of the performance of such services on the firm's independence. The prior approval of our Audit Committee, or the Chair of our Audit Committee pursuant to delegated authority, was obtained for all services provided by EY in 2023 and 2022 and the fees for such services.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Notice of Internet Availability of Proxy Materials or, if requested, our Proxy Statement and Annual Report unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our Notice of Internet Availability of Proxy Materials, or, if requested, our Proxy Statement and Annual Report, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail (for requests sent prior to June 1, 2024: c/o OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067, and for requests sent on or after June 1, 2024: c/o OptiNose, Inc., 777 Township Line Road, Suite 300, Yardley, PA 19067), or by phone at (267) 364-3500. If you participate in householding and wish to receive a separate copy of our Notice of Internet Availability of Proxy Materials, or, if requested, this Proxy Statement and our Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above.

If you are the beneficial owner of shares held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of our Notice of Internet Availability of Proxy Materials, this Proxy Statement or our Annual Report or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

AVAILABILITY OF OUR 2023 ANNUAL REPORT

Because we have elected to use the “Notice and Access” method of providing proxy materials to you via the Internet, and have mailed to you a Notice of Internet Availability of Proxy Materials directing you to where you can find these proxy materials on the Internet, this Proxy Statement and our Annual Report for the year ended December 31, 2023 have not been mailed to you.

A copy of our 2023 Annual Report to Stockholders (consisting of our Annual Report on Form 10-K for the year ended December 31, 2023 but excluding the exhibits to such Annual Report) will be mailed, without charge, to stockholders entitled to notice of and to vote at the Annual Meeting, to the extent requested by such stockholders. Requests for a copy of our 2023 Annual Report to Stockholders should be mailed as follows: for requests sent prior to June 1, 2024, to OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067, Attention: Corporate Secretary, and for requests sent on or after June 1, 2024, to OptiNose, Inc., 777 Township Line Road, Suite 300, Yardley, PA 19067, Attention: Corporate Secretary. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed as follows: for requests sent prior to June 1, 2024, to OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067, Attention: Corporate Secretary, and for requests sent on or after June 1, 2024, to OptiNose, Inc., 777 Township Line Road, Suite 300, Yardley, PA 19067, Attention: Corporate Secretary.

Optinose - 2024 Proxy Statement | 43

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

If you wish to submit a proposal to be considered for inclusion in next year's proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A, Rule 14a-8 and received by our Corporate Secretary no later than December 27, 2024, the date that is one hundred twenty (120) days prior to the first anniversary of the date this Proxy Statement was first released to stockholders. Proposals received after that date will not be included in the proxy materials we send out in connection with our 2025 Annual Meeting of Stockholders. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.
In addition, our Bylaws establish an advance notice procedure for nominations for election to our Board of Directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. To be timely, stockholder notice of a nomination or a proposal must be delivered to or mailed and received by the Corporate Secretary at our principal offices not later than the close of business on March 8, 2025 and no earlier than the close of business on February 6, 2025; provided, however, that in the event that the date of the 2025 Annual Meeting of Stockholders is held more than thirty (30) days before or more than seventy (70) days after the anniversary date of the 2024 Annual Meeting of Stockholders, notice by the stockholder to be timely must be delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the 2025 Annual Meeting of Stockholders and not later than the close of business on the later of the ninetieth (90th) day prior to the 2025 Annual Meeting of Stockholders or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. The notice of nomination or proposal also must comply with the content requirements for such notices set forth in our Bylaws.
Prior to June 1, 2024, nominations and stockholder proposals should be sent to the attention of our Corporate Secretary, c/o OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067.
From and after June 1, 2024, nominations and stockholder proposals should be sent to the attention of our Corporate Secretary, c/o OptiNose, Inc., 777 Township Line Road, Suite 300, Yardley, PA 19067
In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholder who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets for the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2025, which is 60 days prior to the anniversary date of the 2024 Annual Meeting of Stockholders.

*         *         *

Optinose - 2024 Proxy Statement | 44

Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible.
By O

By Order of the Board of Directors of
OPTINOSE, INC

Ramy A. Mahmoud, M.D., M.P.H.
Chief Executive Officer and Director
April 26, 2024
Yardley, Pennsylvania

OPTINOSE, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 5, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 5, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V48403-P09700 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OPTINOSE, INC.

The Board of Directors recommends you vote FOR ALL of the following nominees:

	For All	Withhold All	For All Except
1. Election of Directors, each to serve until the Company's 2027 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Ramy Mahmoud
02) Kyle Dempsey
03) Tom Heyman

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V48404-P09700

OPTINOSE, INC.
Annual Meeting of Stockholders
June 6, 2024 8:30 AM, EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Dr. Ramy Mahmoud and Robert Duffield, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of OptiNose, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM, EDT on June 6, 2024, at the offices of OptiNose, Inc., 777 Township Line Road, Suite 300, Yardley, PA 19067, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side